As filed with the U.S. Securities and Exchange Commission on April 26, 2022
1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 52	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service) It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2022 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Variable Universal Life Insurance

Thrivent Variable Life Account I
Statutory Prospectus April 30, 2022
This prospectus describes key features of a flexible premium individual variable adjustable life insurance contract (the “Contract”) previously offered by Aid Association for Lutherans between 1998 and 2003 and Thrivent Financial for Lutherans (“Thrivent”) between 2003 and 2004. The Contract is a long-term investment designed to provide significant life insurance benefits. Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	A surrender charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Specified Amount. The surrender charge will vary depending on the number of years since the Issue Date, or the last increase in Specified Amount. The maximum amount that may be charged is $34.79 per $1,000 of decrease in Specified Amount. For example, if you make an early withdrawal, you could pay a surrender charge of up to $3,479 on a $100,000 decrease.			Charges Fee Table
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions such as when you pay a premium, transfer cash value between investment options, make more than one partial withdrawal in a Contract Year or exercise your Accelerated Death Benefit Rider.
A premium expense charge of 3% is deducted upon receipt of most premiums.
A partial withdrawal charge applies upon each partial withdrawal in excess of one per Contract Year. The maximum amount deducted is $25 per partial withdrawal.
A transfer charge applies to each transfer in excess of the first twelve transfers made in a Contract Year. The maximum amount deducted is $25 per transfer.
An accelerated death benefit charge will be deducted upon the exercise of the benefit. The maximum amount deducted is $150. The charge may vary by state.
	A Contract change fee may apply in an amount up to $25 per change.			Charges Fee Table
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses (typically assessed monthly), including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, issue expense charges following increases, basic monthly charges, interest on any debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
	Investors will also bear expenses associated with Portfolio companies that correspond to Subaccounts available under the Contract, as shown in the following table:			Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	1.42%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
	Additionally, debt will reduce your Cash Value and Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The primary purpose of this Contract is to provide a Death Benefit in the event of the Insured’s death. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract . You could lose some or all of your money.
	You should review the available Portfolios’ prospectuses before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent . More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.	Principal Risks of Investing in the Contract
Contract Lapse	Your Contract will lapse (that is, terminate without value) if: (1) your monthly deductions are greater than your Surrender Value; (2) the Death Benefit Guarantee is not in effect; and (3) payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency. No Death Benefit will be paid if the Contract is lapsed. Payment will be required to reinstate the Contract. We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the Insured person.	Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments	We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract .
We will not accept any premiums when the Death Benefit is based on the table of death benefit factors or the portion of any premium that would cause the Death Benefit to be based on the table of death benefit factors.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC).	Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits	Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the Cash Value as part of the monthly deduction. Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to receive it.
Accelerated Death Benefit for Terminal Illness
Accidental Death Benefit
Disability Waiver
Applicant Waiver
Guaranteed Purchase Option	Other Benefits Available Under the Contract
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will taxed be on an “income first” basis and may be subject to a penalty tax if taken before you are age 59  1⁄2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.	Taxes

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Your financial advisor or professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Special Terms at the end of this prospectus that define certain words and phrases used in this prospectus.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Cash Value in the Contract may provide a source of supplemental funds in the future.
Premiums
After you pay the initial premium and after the contract is issued, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. Insufficient premiums may result in a lapse of the Contract. Therefore, we recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may elect to receive billing statements quarterly, semi-annually or annually. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center. Premiums may be allocated to the Subaccounts of the Variable Account and/or to the Fixed Account. Additional information about the Portfolios corresponding to the Subaccounts is provided in the Appendix to this prospectus.
Death Benefit
As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.
Level Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount or the death benefit factor multiplied by Cash Value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.
Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount plus Cash Value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by Cash Value. The Death Benefit will vary over time.
Death Benefit Guarantee
A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract Issue Date, whichever is later, provided that you make timely payment of the required minimum premium amounts. If the Death Benefit Guarantee is in effect, your Contract will remain in force, even if the Cash Value is insufficient to pay the current monthly deductions.
Access to Cash Value
Transfers. You may transfer cash value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The amount transferred to any subaccount or to the Fixed Account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the Surrender Value of your Contract. The Surrender Value is the Cash Value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you an annual interest rate of 7.25% on the loan balance (this rate was 8% in the first 15 contract years). In addition, we may credit a lower annual interest rate to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences. See Taxes.
Partial Withdrawals. You may withdraw part of your Cash Value by giving us Notice. We deduct a $25 charge from the Cash Value for each partial withdrawal after the first one in any Contract Year. Partial withdrawals may have tax consequences. See Taxes.
Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. Surrenders may have tax consequences. See Taxes.
Supplemental Benefits and Riders
We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract.  There is a charge associated with most of these insurance benefits and riders. Your financial advisor or professional can help you determine whether any of these benefits and riders are suitable for you.
Accelerated Death Benefit for Terminal Illness Rider
You may add this rider at any time without cost. This rider allows you to receive the present value of the Death Benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the insured is terminally ill. State variations apply.
Accidental Death Benefit Rider
This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the Specified Amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.
Disability Waiver Rider
Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.
Applicant Waiver Rider
This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month. The premium applies until the rider terminates. The rider will terminate on the earlier of the following:
1.On midnight of the day before the anniversary of the Issue Date of the rider on or after the Insured’s 21st birthday; or
2.When control of the Contract is transferred.
Guaranteed Purchase Option Rider
You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract , or transfer cash value between investment options.
Charge	When Deducted	Amount Deducted (Annualized)
Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment
Premium Tax Charge[1]	Not applicable	Not applicable
Withdrawal Fees	Upon partial withdrawal[2]	$25 per withdrawal
Transfer Fees	Upon transfer[3]	$25 per transfer
Contract Change Fees	Upon each change made to the Contract.[4]	$25 per change
1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
2 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract Year.
3 We do not assess a transfer charge for the first twelve transfers made each Contract Year.
4 We reserve the right to charge up to $25 per change.

Charge	When Deducted	Amount Deducted (Annualized)
Surrender Charge[5]	Upon surrender, lapse or decrease in the Specified Amount
Base Contract:

Maximum		$34.79 per $1,000 of decrease in Specified Amount
Minimum		$1.16 per $1,000 of decrease in Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$12.66 per $1,000 of Specified Amount
Increase in Specified Amount:	Upon surrender, lapse or decrease in the Specified Amount
Maximum		$30.28 per $1,000 of the Specified Amount
Minimum		$1.12 per $1,000 of the Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$12.70 per $1,000 of the Specified Amount
5 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in Specified Amount), and then decreases each Contract Year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in Specified Amount). Surrender charges depend on the Insured’s Issue Age, sex (in most states), Specified Amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay.
Periodic Charges Other Than Fund  Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund  fees and expenses.
Charge	When Deducted	Amount Deducted (Annualized)
Cost of Insurance Charge[6]	Monthly
Maximum		$999.96 per $1,000 of amount at risk[7]
6 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Specified Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract.
7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Minimum		$0.62 per $1,000 of amount at risk[7]
Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Specified Amount of $150,000 in the first Contract Year		$2.30 per $1,000 of amount at risk[7]
Maximum Mortality and Expense Risk Fees[8]	Monthly	0.40% of the total Subaccount cash value
Administrative Charges	Monthly	$48 annual rate
Net Loan Interest[9]	Accrues daily	3.25% on loan
Additional Benefit Charges:[10]
Accelerated Death Benefit for Terminal Illness Rider	At the time the benefit is exercised.	Generally, an administrative fee of $150 applies. This fee may vary by state.
Accidental Death Rider	On the rider date of issue and monthly thereafter[11]
Maximum		$0.70 per $1,000 of rider coverage amount
Minimum		$0.22 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 30, in the standard nonsmoker risk class with a rider coverage amount of $100,000		$0.30 per $1,000 of rider coverage amount
Disability Waiver Rider	On the rider date of issue and monthly thereafter[12]
Maximum		$22.60 per $1,000 of rider coverage amount
7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.
8 The charge applies after the 15th Contract Year. In the first 15 Contract Years, the maximum charge was 0.90% of the total Subaccount cash value. Actual current charges may be less. See Charges for additional information regarding this charge.
9 This maximum rate applies after the 15th Contract Anniversary. In the first 15 Contract Years, the maximum rate was 8.0%. The rate reflects maximum gross interest rate before crediting of interest. The interest accrues daily and is not deducted from the Cash Value. The net accrued interest is added to the Loan. See Loans.
10 Charges for additional benefits or riders may vary based on the Insured’s Attained Age or Issue Age, sex (in most states), risk class, Specified Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay.
11 This charge applies until the Insured’s Attained Age 70.
12 This charge applies until the Insured’s Attained Age 65.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Minimum		$0.08 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract year following the rider Issue Date		$0.88 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider	On the rider date of issue and monthly thereafter[13]
Maximum		$1.90 per $1,000 of rider coverage amount
Minimum		$0.42 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 25		$0.88 per $1,000 of rider coverage amount
Applicant Waiver Rider	On the rider date of issue and monthly thereafter[14]
Maximum		$1.32 per $1,000 of rider coverage amount
Minimum		$0.15 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0 and applicant Age 30, in the standard risk class		$0.17 per $1,000 of rider coverage amount
Issue Expense Charge[15]
Base Contract	Monthly
Maximum		$6.93 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$1.32 per $1,000 of Specified Amount
13 This charge applies until the Insured’s Attained Age 40.
14 This charge applies until the termination of the rider. For additional information regarding the termination of the rider please see Other Benefits Available Under the Contract.
15 This Charge applies for 36 months after the Issue Date and for 36 months after an increase in Specified Amount. The issue expense charge depends on the Insured’s Issue Age, sex (in most states), Specified Amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Increase in Specified Amount	On the date of an increase in Specified Amount and monthly thereafter
Maximum		$6.72 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in the Specified Amount		$1.80 per $1,000 of the increase in Specified Amount
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract . This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Company Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio company assets, including management fees, distribution fees and other expenses.	0.23%	1.42%
Expenses that are deducted from Portfolio company assets, after reimbursements and/or fee waivers.*	0.23%*	1.20%*
* The reimbursements and/or fee waivers will last until April 30, 2023, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency.
Principal Risks of Investing in the Contract
Investment Risk
The Contract is not suitable as a short-term investment vehicle. If you invest your cash value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the cash value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your cash value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of 4%.

Health Crisis Risk
The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process contract owner redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Fund.
Risk of Lapse
If the Death Benefit Guarantee is not in effect and your monthly charges exceed your Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us sufficient payment by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value. However, the IRS could determine that a Contract Owner is in constructive receipt of the Cash Value if the Cash Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Contract Owner’s income at that time. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit. However, the Death Benefit may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Taxes.
If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.
You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Withdrawal Risks
A surrender charge applies during the first 10 Contract Years after the Contract’s Issue Date and for 10 years after each increase in Specified Amount on the increased amount. It is possible that you will receive no Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.
You should not purchase the Contract if you intend to surrender all or part of the Cash Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, in this section.
A partial withdrawal will reduce Cash Value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial withdrawal also will reduce the Specified Amount of the Contract.
A surrender or partial withdrawal may have tax consequences. See Taxes.
Loan Risks
A Contract loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate than the rate credited to the Fixed Account.
Your Contract may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero.
A loan will reduce your Surrender Value as well as your Death Benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan and loan interest will be subtracted from any amount you receive. A loan may have tax consequences. See Taxes.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s summary prospectuses. Please refer to the summary prospectuses for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment.
Insurance Company Risk
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Fixed Account Risk
Interest guarantees are subject to Thrivent’s claims paying ability.
Premium Payment Risk
Your ability to make additional premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the optional benefits that you have elected, and other factors.  We will not accept any premiums when the Death Benefit is based on the Table of Death Benefit Factors or the portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.  We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC.

Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.
Risk of Increase in Current Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Contract in force.
Cybersecurity Risk
We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract.  Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.

General Description of the Registrant, Depositor, and Portfolio Companies
Depositor
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal executive offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registrant
Thrivent Variable Life Account I is the Registrant for the Contract. Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent (then, Aid Association for Lutherans) on May 8, 1997, pursuant to the laws of the State of Wisconsin, and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
Income, gains and losses credited to, or charged against, the Registrant reflect the Registrant’s own investment experience and not the investment experience for the Depositor’s other assets. The assets of the registrant may not be used to pay any liabilities of the Depositor other than those arising from the Contracts. The Depositor is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/VariableLife04. You can also request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio

General Description of the Contract
Adult and Juvenile Contracts
We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.
For the juvenile Contract, a juvenile is named as the Insured and Owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult is referred to as applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.
Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:
♦	the Insured’s 21st birthday;
♦	the Insured’s 16th birthday after the applicant controller transfers control to the Insured; or
♦	the death of the applicant controller on or after the Insured’s 16th birthday.
If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.
The juvenile Insured will become a benefit member of Thrivent on the first Contract Anniversary date on or following the juvenile’s 16th birthday.
Illustrations
Your financial advisor or professional will provide you an illustration for your Contract upon your request. Illustrations show how the Death Benefit and Cash Value for the Contract would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation. Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Contract charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, Death Benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Contract will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.
Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new surrender Charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.

Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent term insurance contract(s) or rider(s) to permanent coverage.
If you are eligible for and exercise the conversion privilege found in eligible Thrivent term contracts and riders, Thrivent will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.
Review this opportunity with your financial advisor or professional to determine whether it is available to you and right for you.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or cash value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing cash value ; 2) future payments; and 3) existing and/or future Contract owner. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Misstatement of Age or Sex Provision
The values of this Contract are based on the Insured’s age and sex, except where otherwise required by law. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct attained age or sex.
Suicide Exclusion Provision
If the Insured dies by suicide within one year of the effective date of a Specified Amount increase, the only amount payable will be a refund of the monthly deductions for that increase.
Ownership Rights
While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.
You may transfer ownership of the Contract by giving Notice to the Service Center. The transfer or change must be approved by us before it is valid. If approved, it will be effective on the date Notice was signed or on the date it was received at the Service Center if Notice is not dated.
Thrivent does not allow assignment of variable life insurance contracts to life settlement or viatical companies.
To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
Transfers
While the Insured is alive and the Contract is in force, you may transfer the cash value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.
Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the cash value in the Fixed Account at the time of transfer. This transfer is not subject to any charge.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any Subaccount or to the Fixed Account must be at least $50.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. The Fixed Account is part of our General Account. We will declare effective annual interest rates for the Fixed Account. We guarantee that the effective annual interest rate will never be less than 4.0%. At our discretion, we may credit interest at a rate in excess of this guarantee. The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency
If the Society’s reserves for any class of contracts, other than those portions of any contract that provide variable benefits based on the experience of a separate account, become impaired, the Board of Directors may require that benefit members pay the Society an equitable amount to eliminate the deficiency. If the amount is not paid within 60 days from the date we notify you of your share, it will be charged as a loan against this Contract with interest compounded at the rate of 5% per year. If you agree, an equivalent reduction in benefits can be chosen instead of the payment or loan against the Contract.
Modifying the Contract
No representative of Thrivent except the president or the secretary may change any provisions of the Contract.
Termination and Maturity
Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to full payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to excess loan. If the Contract is in effect at age 100, it will mature (end) and the Cash Value less any outstanding loan and loan interest will be paid to you.
State Variations
Any state variations in the Contract are covered in a special Contract form for use in that state and all material state variations are described in this prospectus. If you would like to review a specimen copy of the Contract and Additional Benefits, contact our Service Center.
Premiums
Flexible Premiums
This Contract is a flexible premium contract. Premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.
We recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Surrender Value is not sufficient to pay the monthly deductions. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a modified endowment contract. See Taxes. You should discuss the amount and frequency of your premiums with your financial advisor or professional.
Premium in Default and Grace Period
Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Deduction Date if a monthly deduction to be made on that date would result in a Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever a Contract loan exceeds the Cash Value less any surrender charges, and the Death Benefit Guarantee is not in effect, the grace period provision will apply.  We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.

You should discuss the amount with your financial advisor or professional. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Benefit payable will be reduced by the amount of the monthly deductions due and unpaid, and the amount of any outstanding Contract Debt.
Net Premiums & Premium Allocation
We deduct from each premium a 3% premium expense charge for sales expenses.  The remainder of the premium is the “Net Premium.” The premium expense charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
Premium Billing
We will send premium billings based on the amount and interval of premium payments that you requested at the time of Application. Upon our approval, the Contract Owner may change the amount, the interval or the method of billing.
Electronic Payment Program
Our electronic payment program allows you to make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other applicable payment source, rather than being billed. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date. To set up the electronic payment program you may complete the applicable section on the Application or, after the time of Application, by giving us Notice.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC). If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code of 1986, as amended (the “Code”) also defers taxation on the income portion of the Cash Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Cash Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
Prior to Attained Age 100 (and at any age in New York issued Contracts) we will not accept:
1. Any premiums when the Death Benefit is based on the Table of Death Benefit Factors; or
2. The portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.

Additional premium limits will apply for contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Cash Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Cash Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit. At Attained Age 100 and later (except on New York issued Contracts), we reserve the right to not accept premiums as described above.
Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. When your Contract is initially issued, we will either accept or reject the full premium payment. We will accept a full premium payment that results in MEC status only if we have received acknowledgement of MEC status signed by you on forms acceptable to us. Otherwise, if allocation of the full premium payment would result in MEC status, we will consider the Application to be not in Good Order and will not issue the Contract and will not allocate any portion of the premium until the Application is in Good Order.
2. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
3. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
4. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.

Death Benefit Guarantee
The Death Benefit Guarantee ensures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.
The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:
♦	a factor based on age, sex, and risk class, multiplied by your Specified Amount, then the resulting amount is divided by 1,000;
♦	plus the monthly administrative charge of $4;
♦	plus the required premiums for each additional benefit you choose.
Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:
♦	the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract Issue Date, plus any outstanding loan balance; and
♦	the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.
If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.
If you change your Specified Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.
Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the Issue Date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your Cash Value. The Contract will remain in force until your Cash Value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.
In some states, the Death Benefit Guarantee is not available for certain risk classes.
Cash Value
The Cash Value of your Contract is equal to the sum of the values in the Contract’s Subaccount(s) and Fixed Account. The Cash Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit value; adding together the resulting values of each Subaccount; and adding any value in the Fixed Account.
While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Contract, upon the death of the Insured and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.
Over the life of your Contract, many factors determine its Cash Value. They include:
♦	premiums paid;
♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account;
♦	loans taken and loan repayments;
♦	partial withdrawals taken; and
♦	charges and deductions taken.
Because a Contract’s Cash Value is based on the variables listed above, it cannot be predetermined. The value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
The Cash Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any Subaccount.
Variable Account Cash Value
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
♦	Net Premiums are allocated to the Subaccount; or
♦	cash value is transferred to the Subaccount from another subaccount or from the Fixed Account.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
♦	cash value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;
♦	partial withdrawals and partial withdrawal charges are taken from the Subaccount;
♦	monthly deductions or transfer charges are taken from the Subaccount;
♦	any charge for a Death Benefit Option change is allocated to the Subaccount;
♦	any charge for a Contract change is allocated to the Subaccount; or
♦	surrender charges are allocated to the Subaccount.
Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:
(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)Is the net investment factor for that Subaccount for that period.

Fixed Account Cash Value
The Fixed Account cash value reflects Net Premiums allocated to the Fixed Account, transfers of cash value to or from the Subaccounts and/or Loan Account, interest credited, partial surrenders and any deductions. Each day the cash value in the Fixed Account will change based upon these factors. For the current interest rate, please call our Service Center at 1-800-847-4836. Review your Contract for further detail.
Surrender Value
The Surrender Value is the total amount you may withdraw from the Contract. It is equal to the Cash Value less any surrender charges and any outstanding loan principal and accrued interest. The Surrender Value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested. It is possible for the Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount cash value, Fixed Account cash value, the total Cash Value and the Surrender Value at least annually.
Net Investment Factor
The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:
(a)Is the sum of
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
Timely Processing
We will process all requests in a timely fashion. Requests received in Good Order by us or our authorized designee prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Standard Death Benefits

The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you chose between two Death Benefit Options: the Level Death Benefit Option or the Variable Death Benefit Option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.
Level Death Benefit Option
As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under this option, the Death Benefit is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. If you keep your Contract in force for several years and your Cash Value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards the factor will decrease until reaching 1 at age 95. Your Contract includes a table of the death benefit factors.
If the Insured dies on a Valuation Date, the Subaccount cash value portion of the calculation will be determined as of the date of death. If the Insured dies on a non-Valuation Date, the Subaccount cash value portion of the calculation will be determined as of the next Valuation Date.
You should consider the Level Death Benefit Option if:
♦	you do not expect your insurance needs to generally increase; or
♦	you would like to minimize your insurance costs.
In general, the Level Death Benefit Option provides greater potential for growth in Cash Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Cash Value reduce the actual amount of insurance at risk and lower your cost of insurance.
Variable Death Benefit Option
The Variable Death Benefit Option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the Specified Amount plus Cash Value, or the death benefit factor (described above) multiplied by Cash Value. The Death Benefit fluctuates correspondingly with your Cash Value.
You should consider the Variable Death Benefit Option if:
♦	you expect your insurance needs to increase, or
♦	you want to have the potential for an increasing Death Benefit.
In general, the variable option provides the potential for a greater Death Benefit than the level option.
Changing Your Death Benefit Option
You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the Specified Amount so your Death Benefit immediately after the change will be the same as immediately before the change, and (ii) we will compute the Contract charges and make the appropriate changes.
If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Specified Amount by the amount of Cash Value you have accumulated on the date the change takes place. We will not allow the change if it reduces your Specified Amount below $10,000. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your Specified Amount.

Changing your Contract from a Level Death Benefit Option to a Variable Death Benefit Option may result in the assessment of a surrender charge. The decrease in Specified Amount and any surrender charge will be subtracted from previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount. The Specified Amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your Cash Value for each Death Benefit Option change.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.
If a change in your Death Benefit Option would result in your cumulative premiums exceeding the maximum premium limitations for life insurance under the Code, we will process a partial withdrawal to force out any excess premiums which exceed the maximum premium limitations and that money will be refunded to you.
A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk (in general, the Death Benefit less the Cash Value). Changing from the Level Death Benefit Option to the Variable Death Benefit Option will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from the Variable Death Benefit Option to the Level Death Benefit Option will generally result in a net amount at risk that remains level. Such a change from the Variable Death Benefit Option to the Level Death Benefit Option, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Cash Value) remain level rather than decreasing as the Cash Value increases.
Changing Your Specified Amount
You chose the Specified Amount when you applied for the Contract. You may change the Specified Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Code and we will process a partial withdrawal to force out any premiums which exceed the maximum premium limitations after the change and that money will be refunded to you. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.
Increasing Your Specified Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Specified Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.
Requirements for increasing your Specified Amount are:
♦	Increases must be at least $10,000; and
♦	you must provide proof of insurability for the increase interest, if and as required by our standards;
♦	you must provide proof of insurable interest, if you are not the Insured, if and as required by our standards.
When we approve an increase in your Specified Amount, it is effective as of the date shown on your Contract amendment.
Increases in your Specified Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s sex and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of surrender charges will also apply to each increase in the Specified Amount. We show these new charges on the amended Contract specification page of your Contract. However, the surrender charges will only be assessed if your Specified Amount is later decreased and the surrender charge is still in effect for that part of the Specified Amount the was decreased. See Charges for additional information regarding this charge.

Sometimes an increase in the Specified Amount, along with other factors, may cause a Contract to be classified as a modified endowment contract and could have potentially negative tax consequences. See Taxes. Please consult your tax advisor before making any such increases.
Decreasing Your Specified Amount
On or after your first Contract Anniversary, you have the right to decrease your Specified Amount. Requirements for decreasing your Specified Amount are:
♦	the Specified Amount remaining in effect cannot be less than $10,000; and
♦	premiums or Cash Value must be in compliance with the Code’s limits.
The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.
We subtract a surrender charge from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.
A decrease in your Specified Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. Please consult your tax advisor before decreasing your Specified Amount. See Taxes.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A financial advisor or professional may assist in making such a claim.
As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.
Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $1,000. Once the Beneficiary chooses a settlement option, we will issue an agreement for that settlement option. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The payee may withdraw all or part of the proceeds at any time.
Option 2: A Selected Amount of Income
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 3: A Specified Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years, but may not select a period exceeding the greater of 30 years .
We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a Beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.
Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. A guaranteed payment period of 10 or 20 years may be selected or no guaranteed payment period at all may be selected. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.
Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.
We may also offer other settlement options at our discretion.

Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity. This period of inactivity is generally defined by states as three to five years from the Contract’s maturity date, the date the Death Benefit is due and payable, or in some states, the date the insurer learns of the death of the Insured. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search and the passing of the state defined period of inactivity, we are still unable to locate the Beneficiary, or if the Beneficiary does not come forward to claim the Death Benefit proceeds, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds if your Beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact your financial advisor or professional or call (800) 847-4836 for assistance in making such changes.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Rider	Provides an additional Death Benefit when the Insured dies from accidental bodily injury.	Optional	♦ Amount of coverage is subject to limits. ♦ Terminates at age 70.
Guaranteed Purchase Option Rider	Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability.	Optional	♦ Only available at issue for ages 0-36. ♦ Terminates at age 40.
Disability Waiver Rider	In the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability.	Optional	♦ Can be issued at ages 0-59. ♦ Terminates at age 65 or the end of a benefit period, if later.
Applicant Waiver	Enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled.	Optional	♦ Terminates at Insured’s age 21.
Accelerated Death Benefit for Terminal Illness Rider	You may add this rider at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the Insured is terminally ill. State variations apply.	Standard	♦ Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Examples
Accidental Death Benefit Rider (Optional)
A Contract is issued to an insured at age 45, with a Specified Amount of $250,000 and the Accidental Death Benefit rider is elected for $100,000. The insured is underwritten and given Standard Nonsmoker risk class on the base coverage and standard rating on the rider. The charges for the rider are included in the monthly deductions collected for the next several years. At the insured’s age 57, he is killed in a vehicle collision. The cause of death is ruled accidental. His beneficiaries received the death proceeds of $250,000 base coverage and $100,000 Accidental Death Benefit coverage, for a total of $350,000.
Guaranteed Purchase Option Rider (Optional)
A Contract is issued to an insured at age 12, with an initial Specified Amount of $25,000 and a GPO rider of $25,000. The insured’s risk class at issue is Standard Nonsmoker, so all GPO increases will be at this risk class, with no additional underwriting. In this example, the owner accepts the GPO at the Option Dates at the times that the insured is ages 18, 22, and 25. The Specified Amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each). At age 27, the insured uses a Special Option at the time of marriage, bringing the total Specified Amount to $125,000. The next Option at age 28 is skipped, and the owner declines the Option at ages 31, 34 and 37. The Option is accepted at ages 40. With this increase of $25,000, the total Specified Amount is $150,000 after the last increase, and the GPO expires.

Disability Waiver Rider (Optional)
A Contract is issued to an insured at age 45, with a Specified Amount of $250,000 and the Disability Waiver of Monthly Deduction rider is elected. The insured is underwritten and given Standard Nonsmoker risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the insured’s age 52, he is injured in an accident on April 1st and is unable to work. The insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The Cash Value of the Contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived from that date forward. The insured submits regular proof of his disability. After 15 months of waived deductions, the insured recovers sufficiently to begin a new occupation. The monthly deductions begin again after his recovery. The waiver rider expires when the insured reaches age 65.
Applicant Waiver Rider (Optional)
A Contract is issued to an insured at age 5, with a Specified Amount of $50,000 and the Applicant Waiver of Monthly Deductions rider is elected. The insured’s father is the applicant controller and is age 35. The insured and controller are underwritten, and a standard rating is given on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. When the father is age 42, he is injured in an accident on April 1st and is unable to work. A waiver claim is submitted, which is reviewed and approved, effective October 1st (6 months after disability). The Cash Value of the Contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived. Regular proof of his disability is submitted. After 15 months of waiver claim, the father recovers sufficiently to begin a new occupation. The crediting of the monthly deductions stops at the time of his recovery. The waiver rider expires when the insured reaches age 21.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A Contract is issued to an insured at age 45, with a Specified Amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The Contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire death benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the insured’s diagnosis is terminal and his expected life expectancy is within 12 months. A calculation is made to determine the present value of the death benefit, less a $150 processing fee. The Contract is terminated when that accelerated payment is made.
Surrenders and Withdrawals
You may surrender your Contract and receive your Surrender Value or make a partial withdrawal by giving us Notice at our Service Center. The surrender or partial withdrawal will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial withdrawal by contacting your financial advisor or professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Verification of Identity
We require a Medallion Signature Guarantee for any surrender, partial withdrawal or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:
♦	Request to receive funds with a value of $100,000 or more;
♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a Thrivent financial advisor or professional. You should consider the tax implications of a surrender or loan before you make a request. See Taxes.
Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.
Partial Withdrawals
Partial withdrawals offer you a way to access your Cash Value. You may withdraw part of your Surrender Value by giving us Notice. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s cash value in the Subaccount or Fixed Account bears to the total Cash Value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the Cash Value for each partial withdrawal after the first one in any Contract Year. An amount withdrawn may not be repaid.
A partial withdrawal may have tax consequences. It is important to note that if the Specified Amount is decreased (including as a result of partial surrender), there is a possibility that the Contract might be classified as a modified endowment contract. See Taxes.
For a Contract with Option 1 (Level Death Benefit Option):
A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the specified amount, (a) the Specified Amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, and (b) the new Death Benefit will be based on the Death Benefit factor, Cash Value, and Specified Amount after the reduction.
The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the Specified Amount below this amount.
For a Contract with Option 2 (Variable Death Benefit Option):
A partial withdrawal will reduce the Cash Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the Specified Amount. A partial withdrawal may have tax consequences. See Taxes.
Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center while the Insured is living. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a surrender, you will receive the Surrender Value from the Contract. As an alternative to receiving the Surrender Value, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and elect to apply the Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.

A full surrender may result in a surrender charge depending how long your Contract has been in force.
A full surrender will result in a Surrender Value of $0, a Specified Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
If your Contract is issued in New York, you may exchange this Contract for any fixed benefit permanent life insurance on the life of the Insured that we offer at the time of exchange and no evidence of insurability will be required. This exchange right is subject to all the conditions specified in your New York Contract form and this Contract must be exchanged: 1. Within 18 months after the Issue Date; or 2. Within 60 days after the later of the effective date of a material change of investment policy of the Variable Account and the date you receive notification of such change.
A full surrender of your Contract may have tax consequences.
Postponement of Payments
We typically process any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, loan or on the death of the Insured whenever:
♦	the New York Stock Exchange is closed or trading is otherwise restricted;
♦	the SEC has determined that an emergency exists;
♦	the SEC requires that trading be restricted; or
♦	the SEC, by order, permits such postponement for the protection of Contract Owners.
Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than six months from the day we receive Notice and, if required, your Contract.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.
Loans
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan to borrow up to 92% (in most states) of your Surrender Value. Interest will accrue on a daily basis at a maximum annual rate of 7.25% on the loan balance (this rate was 8% in the first 15 contract years). When a loan is made, cash value in the Fixed Account will be used as security for the loan. To ensure that the Fixed Account has enough cash value to secure the loan, cash value will be transferred from the Subaccounts or Fixed Account according to the ratio that the cash value in the subaccounts or Fixed Account bears to the total Cash Value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s Cash Value.
Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account cash value, the difference will be transferred from the Subaccounts to the Fixed Account as security for the loan.
A lower interest rate may be credited to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 3.25%.

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the Subaccounts by the amount of the repayment that is allocated to the Subaccounts and transplanted from the Fixed Account. Repayments will be allocated according to your premium investment allocation. Total Cash Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Cash Value growth.
A loan will reduce your Surrender Value as well as your Death Benefit. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.
A loan may have tax consequences. See Taxes.
Lapse and Reinstatement
Lapse
Your Contract will lapse (that is, terminate without value) if:
♦	your monthly deductions are greater than your Surrender Value;
♦	the Death Benefit Guarantee is not in effect; and
♦	payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency.
If the Contract lapses, a tax may result.
If this Cash Value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:
♦	the reinstated loan amount; plus
♦	any surrender charge at the time of reinstatement; plus
♦	the first two monthly deduction amounts after reinstatement; less
♦	the Cash Value at termination; less
♦	any surrender charge credited back at reinstatement; plus
♦	the new surrender charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.
The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (See Taxes).
If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Cash Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Cash Values under both the Cash Value Accumulation Test and Guideline

Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Cash Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Proceeds
In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.
If the Death Proceeds are not received in a lump sum and are, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.
Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Cash Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (MEC) for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Certain Distributions Required by the Tax Law in the First 15 Contract Years
As indicated above, Section 7702 of the Code places limitations on the Cash Values and/or premiums that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Cash Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Cash Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a

“7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Cash Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Cash Value, such portion will be treated as a withdrawal for tax purposes. If the entire Cash Value is assigned or pledged, subsequent increases in the Cash Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 591⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.
Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. At Attained Age 100 and later, we reserve the right to not accept premium payments while the Death Benefit is based on the Table of Death Benefit Factors in your Contract. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.
Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.
FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Distribution of the Contracts
For financial advisors or professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Our financial advisors and professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial advisor or professional may be paid differently depending on the product or service he or she recommends. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial advisors and professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial advisor or professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold.
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 0% to 108% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 8.008% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.327% of the Cash Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 1.08% of the premium applied to the settlement option, if eligible.
Thrivent uses a system referred to as a “grid” for determining the percentage paid to financial advisors or professionals. The higher the overall level of production, the higher the percentage of compensation may be. The ability to improve grid placement semi-annually provides an incentive for your financial advisor or professional to sell the Contract. Because financial advisors or professionals of Thrivent Investment Management Inc. are also our appointed agents, they may be eligible for various cash benefits, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. Commissions and other incentives and payments described above are not charged directly to Contract Owners. We intend to recoup sales expenses through fees and charges deducted under the Contract.
Financial advisors and professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.

For financial advisors or professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial advisor or professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is up to 100% of first year commissionable premiums, plus up to 0.125% of a Contract’s Cash Value annually and up to 3% of paid premiums.
The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife04 or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Accumulation Unit	A unit of measure used to calculate the cash value in each Subaccount of the Variable Account.
Accumulation Unit Value	On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.
Attained Age	The Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary	The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.
Cash Value	The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.
Contract	The flexible premium individual variable adjustable life insurance Contract offered by us (Thrivent) and described in this prospectus. The Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and our Articles of Incorporation and Bylaws.
Contract Anniversary	The same day and month in each succeeding year as the Issue Date.
Contract Year	The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.
Death Benefit	The amount paid upon the death of the Insured.
Death Benefit Guarantee	A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your Cash Value is not adequate.
Death Benefit Guarantee Premium	The minimum monthly premium required to keep your particular Contract’s Death Benefit Guarantee in effect. Different combinations of age, sex, risk class, Specified Amount and additional benefits will result in different Death Benefit Guarantee Premiums.
Death Benefit Option	Either of the two methods used to determine the Death Benefit.
Fixed Account	A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fund	Thrivent Series Fund, Inc., the mutual fund that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account	The General Account includes all assets we own that are not in the Variable Account or any other separate account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insured	The person on whose life the Contract is issued.
Issue Age	The age of the Insured as of his or her last birthday on or before the Issue Date.
Issue Date	The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.
Level Death Benefit Option	The Death Benefit for this option remains level under most circumstances. This is also referred to as “Option 1” in your Contract.
MEC Contract Year	The 12-month period following the Issue Date or a Contract Anniversary unless there has been a material change under IRC Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC Contract Year.

Monthly Deduction Date	The date each month on which we deduct charges from Cash Value. These monthly charges occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.
Net Premium	The amount invested in the Contract after a 3% charge is taken for sales expenses. The premium expense charge may not be deducted in certain situations.
Notice	A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.
Owner	A person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.
Paid-Up Life Insurance	A new whole life insurance contract with a reduced death benefit determined based on the Cash Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.
Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Portfolio Company	An investment company or mutual fund consisting of several Portfolios that underlies Subaccounts of the Variable Account.
Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Specified Amount	Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Surrender Value	The Cash Value of the Contract less any applicable surrender charges and outstanding loan balances.
Thrivent	Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. Thrivent is the issuer of the Contract.
Thrivent Investment Management Inc.	An indirect subsidiary of Thrivent and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.
Valuation Date	Any day upon which the New York Stock Exchange is open for regular trading.
Valuation Period	The period from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account	Thrivent Variable Life Account I, which is a separate account of Thrivent.
Variable Death Benefit Option	The Death Benefit for this option will vary over time. This option fluctuates correspondingly with your Cash Value. This is also referred to as “Option 2” in your Contract.
we, us, our	Thrivent.
you, your	The Owner(s) of the Contract.

Appendix : Portfolio Companies Available Under the Contract
The following is a list of Portfolio s that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLife04. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/insurance/index.jsp.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5-YEAR	10-YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75% [1]	20.20%	14.94%	12.77%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.69% [1]	16.35%	12.30%	10.99%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.63% [1]	12.69%	10.41%	9.24%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.64%	12.44%	8.83%	8.66%
	Thrivent Moderately Conservative Allocation Portfolio	0.60% [1]	7.20%	7.61%	6.84%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	6.87%	6.79%	7.04%
Corporate Bond	Thrivent Income Portfolio	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	-4.73%	9.61%	5.69%
Foreign Large Blend	Thrivent International Allocation Portfolio (Subadvisor for International Small Cap Equity Assets: Goldman Sachs Asset Management, L.P.)	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	10.86%	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC)	0.84% [1]	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	4.40%	4.97%	5.90%
Intermediate Government	Thrivent Government Bond Portfolio	0.44%	-1.52%	2.89%	2.55%
Large Blend	Thrivent ESG Index Portfolio	0.42% [1]	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	28.41%	18.18%	16.20%
Large Growth	Thrivent All Cap Portfolio	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	22.97%	25.36%	19.76%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	32.05%	13.00%	13.44%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	28.81%	15.94%	16.68%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5-YEAR	10-YEAR
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	11.80%	N/A [4]	N/A [4]
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	30.88%	N/A [4]	N/A [4]
Money Market – Taxable	Thrivent Money Market Portfolio	0.32%	0.00%	0.82%	0.41%
MultiSector Bond	Thrivent Multidimensional Income Portfolio	1.07% [1]	5.77%	N/A [2]	N/A [2]
	Thrivent Opportunity Income Plus Portfolio	0.63%	1.80%	3.61%	3.23%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	42.11%	11.54%	11.60%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	0.27%	2.52%	2.26%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	24.77%	16.34%	15.01%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	11.94%	N/A [3]	N/A [3]
World Large - Stock Blend	Thrivent Global Stock Portfolio	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [1]	18.65%	N/A [2]	N/A [2]
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
48

The Statement of Additional Information (SAI) dated April 30, 2022 contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife04. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Forms 4213 and 4214 and state variations
EDGAR Contract No. C000007343	20316PR R4-22

THRIVENT VARIABLE LIFE ACCOUNT I
Statement of Additional Information
Dated April 30, 2022
Flexible Premium Individual Variable Adjustable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the Registrant. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2022. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLife04. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by calling our Service Center at 1-800-847-4836, or by sending an email to request to mail@thrivent.com.
1

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)	to accept certain premiums;
(2)	to refund premiums;
(3)	to refund the earnings on premiums;
(4)	to refund any necessary cash value; and
(5)	to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer supplemental benefits and riders that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding supplemental benefits and riders.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Withdrawals and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
3

PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2019	2020	2021
$203,097	$245,421	$342,711
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 3% on each premium.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
4

Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount (referred to as Specified Amount in the Contract) at any time before the Insured’s 80th birthday. Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of surrender charges will also apply to each increase in the face amount. The surrender charge applies to decreases in face amount during the first 10 years following an increase in face amount. The surrender charge remains level during the first three years following an increase in face amount, and then decreases each Contract Year to zero after the 10th year following an increase in face amount. Surrender charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the surrender charge first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
5

STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
6

MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2021 and for the period then ended and the statement of changes in net assets for the for the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
8

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, surplus and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 13 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
February 10, 2022

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2021 and 2020
(in millions)
	2021	2020
Admitted Assets
Bonds	$ 48,723	$ 48,054
Stocks	2,271	2,156
Mortgage loans	10,272	9,645
Real estate	45	49
Real estate held-for-sale	5	125
Cash, cash equivalents and short-term investments	2,295	3,461
Contract loans	1,064	1,120
Receivables for securities	310	250
Limited partnerships	7,693	5,602
Other invested assets	314	362
Total cash and invested assets	72,992	70,824
Accrued investment income	418	437
Due premiums and considerations	118	121
Other assets	61	49
Assets held in separate accounts	41,953	37,894
Total Admitted Assets	$115,542	$109,325
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 50,041	$ 49,813
Deposit liabilities	4,519	4,195
Contract claims	572	594
Member dividends payable	293	288
Interest maintenance reserve	629	540
Asset valuation reserve	2,384	1,971
Transfers due from separate accounts, net	(637)	(577)
Payable for securities	1,119	2,843
Securities lending obligation	337	265
Other liabilities	735	900
Liabilities related to separate accounts	41,855	37,794
Total Liabilities	$101,847	$ 98,626
Surplus
Unassigned funds	$ 13,695	$ 10,698
Other surplus	—	1
Total Surplus	$ 13,695	$ 10,699
Total Liabilities and Surplus	$115,542	$109,325
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Revenues
Premiums	$ 5,182	$4,630	$4,967
Considerations for supplementary contracts with life contingencies	94	107	170
Net investment income	4,098	2,951	3,050
Separate account fees	832	718	706
Amortization of interest maintenance reserve	103	95	105
Other revenues	37	35	35
Total Revenues	$10,346	$8,536	$9,033
Benefits and Expenses
Death benefits	$ 1,373	$1,334	$1,123
Surrender benefits	3,650	3,138	3,263
Change in reserves	228	826	975
Other benefits	1,989	1,938	1,931
Total benefits	7,240	7,236	7,292
Commissions	305	261	264
General insurance expenses	821	685	764
Fraternal benefits and expenses	236	233	200
Transfers to separate accounts, net	(812)	(861)	(782)
Total expenses and net transfers	550	318	446
Total Benefits and Expenses	$ 7,790	$7,554	$7,738
Gain from Operations before Dividends and Capital Gains and Losses	$ 2,556	$ 982	$1,295
Dividends	292	286	329
Other	—	(1)	—
Gain from Operations before Capital Gains and Losses	$ 2,264	$ 697	$ 966
Realized capital gains (losses), net	298	(40)	24
Net Income	$ 2,562	$ 657	$ 990
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Surplus, Beginning of Year	$10,699	$10,065	$ 9,130
Net income	2,562	657	990
Change in unrealized investment gains and losses	722	134	423
Change in non-admitted assets	(25)	(97)	(20)
Change in asset valuation reserve	(413)	(135)	(449)
Change in reserve valuation reserve	—	42	—
Change in surplus of separate account	(2)	26	33
Corporate home office building sale	—	(22)	(19)
Pension liability adjustment	152	29	(19)
Other	—	—	(4)
Surplus, End of Year	$13,695	$10,699	$10,065
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Cash from Operations
Premiums	$ 5,269	$ 4,730	$ 5,133
Net investment income	2,536	2,583	2,526
Other revenues	869	753	741
	8,674	8,066	8,400
Benefit and loss-related payments	(7,047)	(6,091)	(6,149)
Transfers to/from separate account, net	752	798	756
Commissions and expenses	(1,355)	(1,139)	(1,172)
Dividends	(286)	(329)	(324)
Other	(9)	(7)	4
Net Cash from Operations	$ 729	$ 1,298	$ 1,515
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 12,421	$ 10,274	$ 10,721
Stocks	1,404	1,943	1,427
Mortgage loans	1,038	764	822
Other	2,291	3,154	1,543
	17,154	16,135	14,513
Cost of investments acquired or originated:
Bonds	(14,827)	(9,956)	(11,201)
Stocks	(1,062)	(1,350)	(1,323)
Mortgage loans	(1,664)	(911)	(1,329)
Other	(1,995)	(1,628)	(1,494)
	(19,548)	(13,845)	(15,347)
Transactions under mortgage dollar roll program, net	1,758	(1,871)	(468)
Change in net amounts due to/from broker	(1,784)	(140)	(25)
Change in collateral held for securities lending	72	(214)	228
Change in contract loans	56	44	8
Net Cash from Investments	$ (2,292)	$ 109	$ (1,091)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 325	$ 146	$ 115
Other	72	(146)	44
Net Cash from Financing and Miscellaneous Sources	$ 397	$ —	$ 159
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ (1,166)	$ 1,407	$ 583
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 3,461	$ 2,054	$ 1,471
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 2,295	$ 3,461	$ 2,054
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 141	$ 161	$ 114
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
As of and For the Year Ended December 31, 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2021, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the SVO-Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $834 million and $2.6 billion in the mortgage dollar roll program as of December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are carried at market value or amortized cost depending on the preferred stock’s convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Preferred stock that is perpetual or redeemable, has conversion data, is a mandatory convertible or does not have a mandatory conversion date is reported at fair market value. Preferred stock that is redeemable and has a mandatory conversion date is reported at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, limited partnerships and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2022, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2021
U.S. government and agency securities	$ 2,551	$ 145	$ 3	$ 2,693
U.S. state and political subdivision securities	98	51	—	149
Securities issued by foreign governments	83	4	—	87
Corporate debt securities	37,185	3,970	127	41,028
Residential mortgage-backed securities	4,976	104	15	5,065
Commercial mortgage-backed securities	2,105	67	6	2,166
Collateralized debt obligations	2	9	—	11
Other debt obligations	940	12	4	948
Affiliated Bonds	783	—	—	783
Total bonds	$48,723	$4,362	$155	$52,930
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
The admitted value of corporate debt securities issued in foreign currencies was $678 million and $694 million as of December 31, 2021 and 2020, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2021
Due in 1 year or less	$ 4,591	$ 4,624
Due after 1 year through 5 years	11,077	11,742
Due after 5 years through 10 years	14,489	15,396
Due after 10 years through 20 years	7,990	9,541
Due after 20 years	12,695	13,746
Total	$50,842	$55,049
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2021
U.S. government and agency securities	11	$ 994	$ 2	—	$—	$—
Corporate debt securities	461	3,730	109	45	417	19
Residential mortgage-backed securities	43	1,957	13	9	21	2
Commercial mortgage-backed securities	24	217	4	5	41	2
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	107	578	5	1	13	—
Total bonds	646	$7,476	$133	60	$492	$ 23
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$—	$—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$236	$ 21
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2021	2020
Unaffiliated Preferred Stocks:
Cost	$ 476	$ 348
Gross unrealized gains	79	50
Gross unrealized losses	(7)	(3)
Fair value	$ 548	$ 395
Statement value	546	348
Unaffiliated Common Stocks:
Cost	$ 922	$ 987
Gross unrealized gains	451	364
Gross unrealized losses	(14)	(22)
Fair value/statement value	$1,359	$1,329
Affiliated Common Stocks:
Cost	$ 126	$ 99
Gross unrealized gains	31	50
Gross unrealized losses	(38)	(10)
Fair value/statement value	$ 119	$ 139
Affiliated Mutual Funds:
Cost	$ 217	$ 305
Gross unrealized gains	30	35
Gross unrealized losses	—	—
Fair value/statement value	$ 247	$ 340
Total statement value	$2,271	$2,156
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.3 billion and $9.6 billion for the years ended December 31, 2021 and 2020. There was no allowance for credit losses as of December 31, 2021 or 2020.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2021	2020
In good standing	$10,238	$9,614
Restructured loans, in good standing	34	31
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,272	$9,645

	2021	2020
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.8%	0.9%
Total principal	$101	$ 81
Number of loans	80	81
Interest Rates for Loans Issued During the Year:
Maximum	4.8%	6.5%
Minimum	2.0%	2.2%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	67%	71%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2021	2020
Current	$10,272	$9,644
30 – 59 days past due	—	1
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,272	$9,645
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2021	2020
Geographic Region:
Pacific	32%	32%
South Atlantic	19	19
East North Central	7	8
West North Central	11	12
Mountain	8	9
Mid-Atlantic	9	9
West South Central	9	7
Other	5	4
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2021	2020
Property Type:
Industrial	23%	23%
Retail	19	21
Office	15	16
Church	9	10
Apartments	27	23
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For both years ended December 31, 2021 and 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million, $8 million and less than $1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired mortgage loans was $7 million for both years

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
ended December 31, 2021 and 2020. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2021 and less than $1 million for the years ended December 31, 2020 and 2019.
In certain circumstances, Thrivent may restructure the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2021 and 2020, Thrivent did not restructure any loans under these circumstances.
As of both December 31, 2021 and 2020, Thrivent held 3 mortgage loans totaling $22 million and $22 million, respectively, where loan modifications had occurred. During the years ended December 31, 2021 and 2020, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2021 and 2020, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2021	2020
Home office properties	$139	$141
Held-for-sale	5	125
Total before accumulated depreciation	144	266
Accumulated depreciation	(94)	(92)
Total real estate	$ 50	$174
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million gain on the sale of the property was recognized in 2021.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2021
Assets:
Call spread options	$ 118	$ 849	$ 197
Futures	—	434	(20)
Foreign currency swaps	35	550	10
Interest rate swaps	—	—	(1)
Covered written call options	—	—	—
Total assets	$ 153	$1,833	$ 186
Liabilities:
Call spread options	$ (91)	$ 885	$(187)
Futures	—	258	—
Foreign currency swaps	(9)	126	1
Covered written call options	(2)	—	10
Total liabilities	$(102)	$1,269	$(176)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2021, 2020 and 2019, $16 million, $9 million and $8 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2021	2020
Loaned Securities:
Carrying value	$290	$240
Fair value	330	260
Cash Collateral Reinvested:
Open	$156	$ 81
30 days or less	64	131
31 - 60 days	61	—
61 - 90 days	26	—
91 - 120 days	—	5
121 - 180 days	3	5
181 - 365 days	—	36
1 - 2 years	27	3
2 - 3 years	—	—
Greater than 3 years	—	4
Total	$337	$265
Cash collateral liabilities	$337	$265
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2021	2020
Bonds:
Carrying value	$ 36	$ 54
Fair value	36	54
Short-term Investments:
Carrying value	$ 51	$ 9
Fair value	51	9
Cash Equivalents:
Carrying value	$250	$202
Fair value	250	202
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2021, Thrivent sold 449 non-investment grade securities with a book value totaling $6 million where the cost to repurchase within 30 days totaled $10 million. The net gain for securities sold and later repurchased totaled $4 million. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $0 million and $15 million as of December 31, 2021 and 2020, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Bonds:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The fair value of the cash collateral under the repo borrowing transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the Federal Home Loan Bank of Chicago (“FHLB”). This FHLB membership required a purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent’s strategy is to utilize these funds to optimize liquidity or spread investment purposes. Additional FHLB activity-based stock purchases will be required based upon the amount of funds borrowed from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowings from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account.
As of the date hereof, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The following tables indicate the amounts of FHLB capital and activity-based stock, collateral pledged, and assets and liabilities related to Thrivent’s agreement with FHLB as of December 31, 2021 and 2020. On January 5, 2022 Thrivent received its first cash advance of $100 million.
The amount of FHLB capital stock held at December 31, 2021 and 2020 (in millions):
	2021	2020
Membership Stock – Class B par value	$ 5	$—
Activity Stock	—	—
Aggregate Total	$ 5	$—
The amount of collateral pledged to FHLB at December 31, 2021 and 2020 (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$659	$617	$—	$—	$—	$—

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$659	$617	$—	$—	$—	$—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $1.0 billion and $328 million at December 31, 2021 and 2020, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $2 million and $3 million for the years ended December 31, 2021 and 2020, respectively.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Bonds	$1,792	$1,797	$1,818
Preferred stock	21	19	15
Unaffiliated common stocks	22	27	29
Affiliated common stocks	101	94	60
Mortgage loans	423	439	433
Real estate	13	17	14
Contract loans	78	82	86
Cash, cash equivalents and short-term investments	5	19	52
Limited partnerships	1,680	489	584
Other invested assets	31	32	17
	4,166	3,015	3,108
Investment expenses	(63)	(57)	(53)
Depreciation on real estate	(5)	(7)	(5)
Net investment income	$4,098	$2,951	$3,050
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2021, there were 515 securities with a callable or tender feature sold or redeemed totaling $124 million. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 302	$ 293	$ 209
Gross losses	(122)	(211)	(89)
Stocks:
Gross gains	348	316	174
Gross losses	(18)	(86)	(60)
Futures	(20)	(200)	(90)
Other	5	11	8
Net gains (losses) on sales	495	123	152
Provisions for Losses:
Bonds	(5)	(44)	(15)
Stocks	—	(1)	—
Other	—	14	19
Total provisions for losses	(5)	(31)	4
Realized capital gains (losses)	490	92	156
Transfers to interest maintenance reserve	(192)	(132)	(132)
Realized capital gains (losses), net	$ 298	$ (40)	$ 24
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $11.8 billion, $9.7 billion and $10.1 billion for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2021 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). As shown in table below, no individual impairment recognized exceeded $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
12667GGD9	$ 6	$—	$ 6	$ 6
12668BQA4	3	—	3	3
16165TAE3	4	—	4	5
46629QAD8	5	—	5	5
576434V92	4	—	4	4
02660YAX0	2	1	1	1
40431KAD2	4	1	3	3
75971EAE6	3	1	2	2
75971EAJ5	4	1	3	3
Total	$35	$ 4	$31	$32

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$162	$ —	$ 162	1%
At book value less a surrender charge of 5% or more	1,475	—	—	1,475	2
At fair value	—	—	38,723	38,723	67
Total with market value adjustment or at fair value	1,475	162	38,723	40,360	70
At book value without adjustment	15,436	—	—	15,436	27
Not subject to discretionary withdrawal	1,534	—	60	1,594	3
Total	$18,445	$162	$38,783	$57,390	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 557	$—	$ —	$ 557
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$—	$ —	$ 485

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,037	$—	$—	$4,037	89%
Total with market value adjustment or at fair value	4,037	—	—	4,037	89
At book value without adjustment	418	—	—	418	9
Not subject to discretionary withdrawal	64	—	21	85	2
Total	$4,519	$—	$ 21	$4,540	100%
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2021	2020
Aggregate reserves for life, annuity and health contracts	$18,445	$18,483
Deposit liabilities	4,519	4,195
Liabilities related to separate accounts	38,966	35,357
Total	$61,930	$58,035

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2021
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,368	$10,355	$10,386	$ —	$ —	$ —
Universal life with secondary guarantees	1,347	1,211	1,464	1,250	1,136	1,153
Other permanent cash value life insurance	—	11,881	12,767	—	—	—
Variable universal life	42	42	55	1,097	1,094	1,100
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	15	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	107	XXX	XXX	—
Disability – disable lives	XXX	XXX	360	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,757	$23,489	$26,195	$2,347	$2,230	$2,253
Reinsurance ceded	478	591	847	—	—	—
Total	$11,279	$22,898	$25,348	$2,347	$2,230	$2,253
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was $0 million and $230 million as of December 31, 2021 and 2020, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumption to now include a 10% equity allocation to the asset portfolio for both the closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease in PDR for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2021 and 2020, totaling $8.5 billion and $10.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2021 and 2020, totaled $30 million and $38 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2021
Ordinary new business	$12	$ 1
Ordinary renewal	64	103
Total	$76	$104
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2021	2020	2019	2018	2017
Risk charge paid	$119	$102	$104	$108	$107
Payments for guaranteed benefits	6	7	5	4	4

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
The distribution of investments in the separate account assets as of December 31 were as follows:
	2021	2020
Equity funds	68%	64%
Bond funds	23	26
Balanced funds	7	7
Other	2	3
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2021
Reserves:
For accounts with assets at fair value	$162	$41,057	$41,219
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$162	$ —	$ 162
At fair value	—	40,976	40,976
Not subject to discretionary withdrawal	—	81	81
Total	$162	$41,057	$41,219
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216

	2021	2020	2019
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ —	$ 1	$ —
Non-guaranteed	2,531	1,849	1,712
Total	$2,531	$1,850	$1,712

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
	2021	2020	2019
Transfers to separate accounts	$ 2,531	$ 1,849	$ 1,709
Transfers from separate accounts	(3,335)	(2,712)	(2,490)
Other items	(8)	2	(1)
Transfers to separate accounts, net	$ (812)	$ (861)	$ (782)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2021	2020
Net balance at January 1	$1,097	$1,203
Incurred Related to:
Current year	515	464
Prior years	(172)	(150)
Total incurred	343	314
Paid Related to:
Current year	128	116
Prior years	276	304
Total paid	404	420
Net balance at December 31	$1,036	$1,097
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
6. Reinsurance, continued
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2021	2020	2019
Direct premiums	$5,289	$4,736	$5,073
Reinsurance ceded	(107)	(106)	(106)
Net premiums	$5,182	$4,630	$4,967
Reinsurance claims recovered	$ 131	$ 89	$ 81
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2021	2020
Life insurance	$847	$846
Accident-and-health	—	—
Total	$847	$846
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 42% of the reinsurance recoverable as of December 31, 2021.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2021 and 2020.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2021	2020
Unrealized gains and (losses)	$ 1,412	$ 691
Non-admitted assets	(252)	(227)
Separate account business	99	101
Asset valuation reserve	(2,384)	(1,971)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2021
Assets:
Bonds	$ 164	$ —	$—	$ 164
Unaffiliated preferred stocks	—	398	—	398
Unaffiliated common stocks	1,353	6	—	1,359
Cash, cash equivalents and short-term investments	570	—	—	570
Assets held in Separate account assets	—	41,953	—	41,953
Other invested assets	—	35	118	153
Total	$2,087	$42,392	$118	$44,597
Liabilities:
Other liabilities	$ —	$ 9	$ 91	$ 100
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2021	2020
Assets:
Balance, January 1	$ 163	$ 91
Purchases	59	68
Sales	(468)	(111)
Realized gains and (losses) net income	200	32
Unrealized gains and (losses) surplus	164	83
Balance, December 31	$ 118	$ 163
Liabilities:
Balance, January 1	$ 136	$ 67
Purchases	40	49
Sales	(49)	(28)
Realized gains and (losses) net income	(186)	(25)
Unrealized gains and (losses) surplus	150	75
Balance, December 31	$ 91	$ 136
Transfers
During 2021, Thrivent had transfers of $190 million into Level 2 from Level 3 and transfers of less than $1 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets:
Bonds	$48,723	$2,627	$36,594	$13,709	$52,930
Unaffiliated preferred stocks	546	—	398	150	548
Unaffiliated common stocks	1,359	1,353	6	—	1,359
Affiliated common stock	119	—	119	—	119
Affiliated mutual funds	247	120	127	—	247
Mortgage loans	10,272	—	—	11,007	11,007
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,295	570	1,725	—	2,295
Limited partnerships	7,693	—	—	7,693	7,693
Real estate – held-for-sale	5	—	—	8	8
Assets held in separate accounts	41,953	—	41,953	—	41,953
Other invested assets	314	—	144	199	343
Financial Liabilities:
Deferred annuities	$16,152	$ —	$ —	$15,797	$15,797
Other deposit contracts	1,068	—	—	1,068	1,068
Other liabilities	102	—	9	91	100
Liabilities related to separate accounts	41,855	—	41,855	—	41,855
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2021	2020	2019	2021	2020	2019
Service cost	$ 21	$ 21	$ 23	$ 2	$ 2	$ 2
Interest cost	33	39	47	3	4	5
Expected return on plan assets	(78)	(79)	(71)	—	—	—
Other	13	18	19	—	—	(1)
Net periodic cost	$(11)	$ (1)	$ 18	$ 5	$ 6	$ 6
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,316	$1,246	$127	$124
Service cost	21	21	2	2
Interest cost	33	39	3	3
Actuarial gain (loss)	(27)	66	—	6
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Plan changes	—	—	(11)	—
Benefit obligation, end of year	$1,284	$1,316	$109	$127
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,235	$1,110	$—	$—
Actual return on plan assets	180	161	—	—
Employer contribution	—	20	12	8
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Fair value of plan assets, end of year	$1,356	$1,235	$—	$—
The significant changes in actuarial gain of the 2021 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes. For 2020, the significant changes in the actuarial loss consists primarily of a decreased discount rate.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Funded Status:
Accrued benefit costs	$ —	$ —	$(116)	$(123)
Asset (Liability) for pension benefits	72	(81)	7	(4)
Total overfunded (unfunded) liabilities	$ 72	$ (81)	$(109)	$(127)
Deferred Items:
Net (losses) gains	$ 125	$ 267	$ 15	$ 4
Net prior service cost	—	—	(11)	—
Accumulated amounts recognized in periodic pension expenses	$ 197	$ 186	$(105)	$(123)
Accumulated benefit obligation	$1,249	$1,274	$ 109	$ 127
The overfunded or unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2021 and 2020, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2020	$—	$ 301	$ 301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$ 267	$ 267	$—	$ 4	$ 4
Net prior service cost recognized	—	—	—	(11)	—	(11)
Net gain (loss) arising during the period	—	(128)	(128)	—	—	—
Net gain (loss) recognized	—	(14)	(14)	—	—	—
Balance, December 31, 2021	$—	$ 125	$ 125	$ (11)	$ 4	$ (7)

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Weighted Average Assumptions:
Discount rate	2.9%	2.6%	2.9%	2.6%
Expected return on plan assets	6.5	7.3	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	1.6	1.0	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.9 % and 6.0% in 2021 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2031. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2022 – $67 million; 2023 – $70 million; 2024 – $71 million; 2025 – $73 million; 2026 –$74 million; and 2027 to 2031 – $384 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2022 – $10 million; 2023 – $10 million; 2024 – $9 million; 2025 – $8 million; 2026 – $8 million; and 2027 to 2031 – $34 million.
The minimum pension contribution required for 2021 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2022.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2021	2020
Equity securities	71%	76%	70%
Fixed income and other securities	29	24	30
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2021
Fixed Maturity Securities:
U.S. government and agency securities	$ 94	$ 10	$—	$ 104
Corporate debt securities	—	141	—	141
Residential mortgage-backed securities	—	75	2	77
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	—	20	—	20
Common stocks	593	—	—	593
Affiliated mutual funds – equity funds	—	133	—	133
Short-term investments	129	65	1	195
Limited partnerships	—	—	169	169
Total	$816	$447	$172	$1,435

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $79 million and $53 million as of December 31, 2021 and 2020, respectively.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2021 or 2020. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2021, 2020 and 2019, Thrivent contributed $41 million, $35 million and $34 million, respectively, to these plans.
As of December 31, 2021 and 2020, $69 million and $72 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2021, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
10. Commitments and Contingent Liabilities, continued
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $71 million and $270 million as of December 31, 2021 and 2020, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.9 billion and $4.1 billion as of December 31, 2021 and 2020, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $17 million, $14 million and $17 million for each of the years ended December 31, 2021, 2020 and 2019 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2021 were $182 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2022 – $16 million; 2023 – $15 million; 2024 – $13 million; 2025 – $13 million and thereafter – $125 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2020, values was completed on August 5, 2021 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $119 million and $139 million related to Holdings for the years ended December 31, 2021 and 2020, respectively. Non-admitted values related to Holdings were $32 million and $26 million for the years ended December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
11. Related Party Transactions, continued
Other Related Party Transactions
Thrivent has invested $247 million and $340 million in various Thrivent mutual funds as of December 31, 2021 and 2020, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $108 million, $85 million and $87 million for the years ended December 31, 2021, 2020 and 2019, respectively. The net receivables due from affiliates for the years ended December 31, 2021 and 2020 were $14 million and $10 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $173 million, $135 million and $124 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $218 million, $187 million and $182 million for the years ended December 31, 2021, 2020 and 2019, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020 and allows for a maximum aggregate principal amount of $1.2 billion. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $783 million and $674 million as of December 31, 2021 and 2020, respectively.
In July 2021, TEF entered into an agreement to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $325 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2021, TEF was not required to purchase any student loans under the terms of the agreement.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
12. Basis of Presentation, continued
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, an interest maintenance reserve is not maintained.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2021 and 2020 and for the three years ended December 31, 2021, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Life Account I.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account I, indicated in Note 1, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2022
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Life Account I since 2014.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021
Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$274,953,632	$274,953,632	$195,646,264	12,731,043
All Cap	$ 9,224,205	$ 9,224,205	$ 6,404,357	465,329
Balanced Income Plus	$ 16,418,270	$ 16,418,270	$ 14,068,726	949,933
Diversified Income Plus	$ 12,052,329	$ 12,052,329	$ 10,704,131	1,357,794
ESG Index	$ 1,433,569	$ 1,433,569	$ 1,188,986	86,708
Global Stock	$ 34,387,260	$ 34,387,260	$ 23,667,712	2,097,744
Government Bond	$ 9,524,020	$ 9,524,020	$ 9,399,330	854,548
High Yield	$ 7,922,881	$ 7,922,881	$ 8,010,763	1,702,527
Income	$ 9,344,833	$ 9,344,833	$ 9,109,538	868,148
International Allocation	$ 33,609,889	$ 33,609,889	$ 26,766,265	2,942,737
International Index	$ 1,108,507	$ 1,108,507	$ 1,058,436	79,669
Large Cap Growth	$ 91,906,893	$ 91,906,893	$ 60,436,949	1,508,762
Large Cap Index	$172,553,845	$172,553,845	$ 88,413,593	2,664,748
Large Cap Value	$ 21,075,047	$ 21,075,047	$ 13,961,162	872,643
Limited Maturity Bond	$ 6,526,777	$ 6,526,777	$ 6,472,779	654,241
Low Volatility Equity	$ 683,156	$ 683,156	$ 559,067	45,621
Mid Cap Growth	$ 1,760,944	$ 1,760,944	$ 1,590,162	106,690
Mid Cap Index	$ 53,718,127	$ 53,718,127	$ 37,881,277	2,192,397
Mid Cap Stock	$ 57,692,603	$ 57,692,603	$ 37,117,668	2,096,053
Mid Cap Value	$ 1,173,182	$ 1,173,182	$ 1,104,401	70,455
Moderate Allocation	$143,725,741	$143,725,741	$113,985,629	8,364,804
Moderately Aggressive Allocation	$430,811,263	$430,811,263	$322,857,698	22,448,375
Moderately Conservative Allocation	$ 16,559,489	$ 16,559,489	$ 14,702,972	1,121,567
Money Market	$ 4,873,990	$ 4,873,990	$ 4,873,990	4,873,990
Multidimensional Income	$ 695,541	$ 695,541	$ 657,329	63,864
Opportunity Income Plus	$ 3,717,026	$ 3,717,026	$ 3,712,942	368,892
Partner Emerging Markets Equity	$ 6,140,894	$ 6,140,894	$ 5,004,814	359,306
Partner Healthcare	$ 10,735,891	$ 10,735,891	$ 7,513,773	355,607
Real Estate Securities	$ 11,450,373	$ 11,450,373	$ 6,937,401	314,368
Small Cap Growth	$ 3,476,513	$ 3,476,513	$ 2,958,883	175,653
Small Cap Index	$ 79,164,131	$ 79,164,131	$ 55,080,154	3,282,571
Small Cap Stock	$ 38,709,839	$ 38,709,839	$ 25,757,188	1,539,808
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Investment Income	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$1,935,433	$1,935,433	$2,395,015	$ 9,391,262	$30,400,211	$42,186,488	$44,121,921
All Cap	$ 34,334	$ 34,334	$ 146,725	$ 235,445	$ 1,344,733	$ 1,726,903	$ 1,761,237
Balanced Income Plus	$ 360,668	$ 360,668	$ 118,444	$ 173,578	$ 1,157,273	$ 1,449,295	$ 1,809,963
Diversified Income Plus	$ 331,288	$ 331,288	$ 104,566	$ 1,592	$ 288,575	$ 394,733	$ 726,021
ESG Index	$ —	$ —	$ 8,552	$ 3,308	$ 210,852	$ 222,712	$ 222,712
Global Stock	$ 293,142	$ 293,142	$ 597,083	$ 1,034,009	$ 4,084,915	$ 5,716,007	$ 6,009,149
Government Bond	$ 124,087	$ 124,087	$ 33,772	$ 194,090	$ (491,116)	$ (263,254)	$ (139,167)
High Yield	$ 335,743	$ 335,743	$ (5,470)	$ —	$ (14,163)	$ (19,633)	$ 316,110
Income	$ 249,933	$ 249,933	$ 44,393	$ 251,539	$ (576,906)	$ (280,974)	$ (31,041)
International Allocation	$ 494,301	$ 494,301	$ 254,665	$ —	$ 3,390,313	$ 3,644,978	$ 4,139,279
International Index	$ 950	$ 950	$ 3,416	$ 3,069	$ 28,636	$ 35,121	$ 36,071
Large Cap Growth	$ 108,631	$ 108,631	$2,018,439	$ 8,169,199	$ 6,418,676	$16,606,314	$16,714,945
Large Cap Index	$2,067,737	$2,067,737	$3,268,691	$ 683,109	$31,066,654	$35,018,454	$37,086,191
Large Cap Value	$ 219,036	$ 219,036	$ 297,362	$ 637,474	$ 3,591,328	$ 4,526,164	$ 4,745,200
Limited Maturity Bond	$ 100,445	$ 100,445	$ 38,299	$ —	$ (120,617)	$ (82,318)	$ 18,127
Low Volatility Equity	$ 8,832	$ 8,832	$ 10,866	$ —	$ 79,466	$ 90,332	$ 99,164
Mid Cap Growth	$ —	$ —	$ 68,152	$ 4,740	$ 51,267	$ 124,159	$ 124,159
Mid Cap Index	$ 458,450	$ 458,450	$ 585,208	$ 595,428	$ 8,309,371	$ 9,490,007	$ 9,948,457
Mid Cap Stock	$ 120,635	$ 120,635	$ 881,788	$ 2,862,235	$ 8,783,827	$12,527,850	$12,648,485
Mid Cap Value	$ 4,804	$ 4,804	$ 3,647	$ 26,545	$ 64,751	$ 94,943	$ 99,747
Moderate Allocation	$2,027,630	$2,027,630	$1,759,863	$ 5,773,645	$ 6,477,958	$14,011,466	$16,039,096
Moderately Aggressive Allocation	$4,755,736	$4,755,736	$4,023,775	$15,646,845	$34,901,028	$54,571,648	$59,327,384
Moderately Conservative Allocation	$ 275,962	$ 275,962	$ 247,440	$ 458,276	$ 101,807	$ 807,523	$ 1,083,485
Money Market	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Multidimensional Income	$ 15,852	$ 15,852	$ 1,558	$ —	$ 12,420	$ 13,978	$ 29,830
Opportunity Income Plus	$ 96,755	$ 96,755	$ 1,908	$ —	$ (42,377)	$ (40,469)	$ 56,286
Partner Emerging Markets Equity	$ 10,233	$ 10,233	$ 164,428	$ —	$ (509,631)	$ (345,203)	$ (334,970)
Partner Healthcare	$ 27,932	$ 27,932	$ 186,138	$ 471,049	$ 476,662	$ 1,133,849	$ 1,161,781
Real Estate Securities	$ 129,631	$ 129,631	$ 172,323	$ —	$ 3,013,718	$ 3,186,041	$ 3,315,672
Small Cap Growth	$ —	$ —	$ 185,879	$ 70,424	$ (9,469)	$ 246,834	$ 246,834
Small Cap Index	$ 600,518	$ 600,518	$1,015,692	$ 533,353	$13,880,934	$15,429,979	$16,030,497
Small Cap Stock	$ 286,427	$ 286,427	$ 784,456	$ 1,082,846	$ 5,466,500	$ 7,333,802	$ 7,620,229
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$1,935,433	$11,786,277	$30,400,211	$44,121,921	$28,926,446	$(4,892,333)	$ (6,804,613)	$ 2,687,149	$(606,291)	$(534,198)	$18,776,160	$62,898,081	$212,055,551	$274,953,632
All Cap	$ 34,334	$ 382,170	$ 1,344,733	$ 1,761,237	$ 676,586	$ (178,754)	$ (167,029)	$ 227,397	$ (18,603)	$ (10,164)	$ 529,433	$ 2,290,670	$ 6,933,535	$ 9,224,205
Balanced Income Plus	$ 360,668	$ 292,022	$ 1,157,273	$ 1,809,963	$ 799,009	$ (446,504)	$ (443,293)	$ 59,565	$ (40,129)	$ (6,850)	$ (78,202)	$ 1,731,761	$ 14,686,509	$ 16,418,270
Diversified Income Plus	$ 331,288	$ 106,158	$ 288,575	$ 726,021	$ 1,433,445	$ (174,160)	$ (349,146)	$ 380,842	$ (26,092)	$ (25,795)	$ 1,239,094	$ 1,965,115	$ 10,087,214	$ 12,052,329
ESG Index*	$ —	$ 11,860	$ 210,852	$ 222,712	$ 340,231	$ (2,518)	$ (26,714)	$ 527,701	$ (1,375)	$ (1,311)	$ 836,014	$ 1,058,726	$ 374,843	$ 1,433,569
Global Stock	$ 293,142	$ 1,631,092	$ 4,084,915	$ 6,009,149	$ 1,730,388	$ (969,139)	$ (715,870)	$ (758,138)	$ (87,723)	$ (11,040)	$ (811,522)	$ 5,197,627	$ 29,189,633	$ 34,387,260
Government Bond	$ 124,087	$ 227,862	$ (491,116)	$ (139,167)	$ 686,622	$ (315,153)	$ (263,835)	$ 383,546	$ (20,801)	$ (28,447)	$ 441,932	$ 302,765	$ 9,221,255	$ 9,524,020
High Yield	$ 335,743	$ (5,470)	$ (14,163)	$ 316,110	$ 833,190	$ (175,394)	$ (201,395)	$ 346,400	$ (19,524)	$ (12,006)	$ 771,271	$ 1,087,381	$ 6,835,500	$ 7,922,881
Income	$ 249,933	$ 295,932	$ (576,906)	$ (31,041)	$ 941,949	$ (180,210)	$ (247,966)	$ 594,294	$ (24,180)	$ (14,906)	$ 1,068,981	$ 1,037,940	$ 8,306,893	$ 9,344,833
International Allocation	$ 494,301	$ 254,665	$ 3,390,313	$ 4,139,279	$ 2,384,004	$ (582,408)	$ (673,156)	$ 341,045	$ (79,360)	$ (34,760)	$ 1,355,365	$ 5,494,644	$ 28,115,245	$ 33,609,889
International Index*	$ 950	$ 6,485	$ 28,636	$ 36,071	$ 611,370	$ (2,416)	$ (32,567)	$ 296,473	$ (1,645)	$ (402)	$ 870,813	$ 906,884	$ 201,623	$ 1,108,507
Large Cap Growth	$ 108,631	$10,187,638	$ 6,418,676	$16,714,945	$ 7,810,849	$(1,698,357)	$ (1,774,075)	$(1,259,645)	$(203,096)	$(103,111)	$ 2,772,565	$19,487,510	$ 72,419,383	$ 91,906,893
Large Cap Index	$2,067,737	$ 3,951,800	$31,066,654	$37,086,191	$15,226,411	$(3,823,061)	$ (3,521,610)	$ 1,751,291	$(281,259)	$(242,456)	$ 9,109,316	$46,195,507	$126,358,338	$172,553,845
Large Cap Value	$ 219,036	$ 934,836	$ 3,591,328	$ 4,745,200	$ 1,630,224	$ (349,086)	$ (364,357)	$ 1,447,103	$ (47,494)	$ (16,230)	$ 2,300,160	$ 7,045,360	$ 14,029,687	$ 21,075,047
Limited Maturity Bond	$ 100,445	$ 38,299	$ (120,617)	$ 18,127	$ 663,126	$ (736,814)	$ (275,182)	$ (5,065)	$ (21,840)	$ (15,441)	$ (391,216)	$ (373,089)	$ 6,899,866	$ 6,526,777
Low Volatility Equity	$ 8,832	$ 10,866	$ 79,466	$ 99,164	$ 76,035	$ (3,902)	$ (15,102)	$ 42,655	$ (642)	$ (1,892)	$ 97,152	$ 196,316	$ 486,840	$ 683,156
Mid Cap Growth*	$ —	$ 72,892	$ 51,267	$ 124,159	$ 686,465	$ (52,642)	$ (61,927)	$ 346,120	$ (3,615)	$ (1,565)	$ 912,836	$ 1,036,995	$ 723,949	$ 1,760,944
Mid Cap Index	$ 458,450	$ 1,180,636	$ 8,309,371	$ 9,948,457	$ 6,849,463	$(1,013,476)	$ (1,358,638)	$ (120,887)	$ (82,339)	$(135,459)	$ 4,138,664	$14,087,121	$ 39,631,006	$ 53,718,127
Mid Cap Stock	$ 120,635	$ 3,744,023	$ 8,783,827	$12,648,485	$ 4,466,024	$(1,228,808)	$ (1,088,410)	$ (360,065)	$(127,991)	$ (59,135)	$ 1,601,615	$14,250,100	$ 43,442,503	$ 57,692,603
Mid Cap Value*	$ 4,804	$ 30,192	$ 64,751	$ 99,747	$ 221,232	$ (1,663)	$ (20,318)	$ 833,696	$ (1,256)	$ (1,746)	$ 1,029,945	$ 1,129,692	$ 43,490	$ 1,173,182
Moderate Allocation	$2,027,630	$ 7,533,508	$ 6,477,958	$16,039,096	$11,405,057	$(4,473,954)	$ (4,379,565)	$ 961,698	$(322,463)	$(243,123)	$ 2,947,650	$18,986,746	$124,738,995	$143,725,741
Moderately Aggressive Allocation	$4,755,736	$19,670,620	$34,901,028	$59,327,384	$38,770,165	$(9,439,526)	$(10,937,086)	$(2,835,803)	$(941,302)	$(821,766)	$13,794,682	$73,122,066	$357,689,197	$430,811,263
Moderately Conservative Allocation	$ 275,962	$ 705,716	$ 101,807	$ 1,083,485	$ 1,134,831	$ (433,460)	$ (576,644)	$ 744,773	$ (42,249)	$ (22,350)	$ 804,901	$ 1,888,386	$ 14,671,103	$ 16,559,489
Money Market	$ —	$ —	$ —	$ —	$ 1,332,562	$ (541,506)	$ (310,297)	$(1,804,526)	$ (21,719)	$ (26,920)	$ (1,372,406)	$ (1,372,406)	$ 6,246,396	$ 4,873,990
Multidimensional Income	$ 15,852	$ 1,558	$ 12,420	$ 29,830	$ 74,813	$ (4,381)	$ (11,473)	$ 202,219	$ (549)	$ (1,279)	$ 259,350	$ 289,180	$ 406,361	$ 695,541
Opportunity Income Plus	$ 96,755	$ 1,908	$ (42,377)	$ 56,286	$ 395,424	$ (4,421)	$ (113,388)	$ 570,146	$ (8,850)	$ (10,718)	$ 828,193	$ 884,479	$ 2,832,547	$ 3,717,026
Partner Emerging Markets Equity	$ 10,233	$ 164,428	$ (509,631)	$ (334,970)	$ 942,587	$ (135,159)	$ (154,141)	$ 23,171	$ (9,012)	$ (17,044)	$ 650,402	$ 315,432	$ 5,825,462	$ 6,140,894
Partner Healthcare	$ 27,932	$ 657,187	$ 476,662	$ 1,161,781	$ 1,154,419	$ (131,210)	$ (233,779)	$ 12,771	$ (12,512)	$ (30,140)	$ 759,549	$ 1,921,330	$ 8,814,561	$ 10,735,891
Real Estate Securities	$ 129,631	$ 172,323	$ 3,013,718	$ 3,315,672	$ 772,637	$ (172,274)	$ (216,660)	$ 191,158	$ (25,199)	$ (13,996)	$ 535,666	$ 3,851,338	$ 7,599,035	$ 11,450,373
Small Cap Growth	$ —	$ 256,303	$ (9,469)	$ 246,834	$ 1,140,786	$ (37,141)	$ (133,153)	$ 360,232	$ (6,750)	$ (5,563)	$ 1,318,411	$ 1,565,245	$ 1,911,268	$ 3,476,513
Small Cap Index	$ 600,518	$ 1,549,045	$13,880,934	$16,030,497	$ 7,465,173	$(1,532,498)	$ (1,872,293)	$ (714,265)	$(143,615)	$(137,657)	$ 3,064,845	$19,095,342	$ 60,068,789	$ 79,164,131
Small Cap Stock	$ 286,427	$ 1,867,302	$ 5,466,500	$ 7,620,229	$ 2,215,089	$(1,043,370)	$ (725,824)	$ (255,252)	$(102,221)	$ (22,298)	$ 66,124	$ 7,686,353	$ 31,023,486	$ 38,709,839
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges					Asset based risk charge
Aggressive Allocation	$2,048,963	$12,574,970	$16,882,763	$31,506,696	$22,740,337	$(3,449,389)	$ (6,448,372)	$ (3,947,345)	$(464,762)	$(391,034)	$ 8,039,435	$39,546,131	$172,509,420	$212,055,551
All Cap	$ 40,054	$ 1,051,996	$ 208,574	$ 1,300,624	$ 637,696	$ (107,217)	$ (155,674)	$ 12,189	$ (14,028)	$ (6,437)	$ 366,529	$ 1,667,153	$ 5,266,382	$ 6,933,535
Balanced Income Plus	$ 377,443	$ 64,360	$ 798,668	$ 1,240,471	$ 714,949	$ (288,757)	$ (493,055)	$ 175,939	$ (33,928)	$ (5,146)	$ 70,002	$ 1,310,473	$ 13,376,036	$ 14,686,509
Diversified Income Plus	$ 313,387	$ 52,723	$ 276,518	$ 642,628	$ 1,031,386	$ (109,777)	$ (374,657)	$ (270,286)	$ (22,729)	$ (19,292)	$ 234,645	$ 877,273	$ 9,209,941	$ 10,087,214
ESG Index*	$ 2,730	$ 7,093	$ 33,728	$ 43,551	$ 37,287	$ 278	$ (2,792)	$ 296,918	$ (114)	$ (285)	$ 331,292	$ 374,843	$ —	$ 374,843
Global Stock	$ 467,431	$ 3,119,887	$ 26,295	$ 3,613,613	$ 1,615,816	$ (585,209)	$ (782,409)	$ (3,139,434)	$ (70,819)	$ (8,471)	$ (2,970,526)	$ 643,087	$ 28,546,546	$ 29,189,633
Government Bond	$ 134,186	$ 70,520	$ 400,083	$ 604,789	$ 580,729	$ (227,780)	$ (317,575)	$ 325,514	$ (20,109)	$ (25,008)	$ 315,771	$ 920,560	$ 8,300,695	$ 9,221,255
High Yield	$ 326,200	$ (39,913)	$ (74,197)	$ 212,090	$ 612,521	$ (167,518)	$ (221,092)	$ 232,521	$ (17,832)	$ (9,879)	$ 428,721	$ 640,811	$ 6,194,689	$ 6,835,500
Income	$ 208,786	$ 87,030	$ 541,661	$ 837,477	$ 738,280	$ (297,271)	$ (237,408)	$ 1,422,775	$ (19,888)	$ (11,082)	$ 1,595,406	$ 2,432,883	$ 5,874,010	$ 8,306,893
International Allocation	$ 779,643	$ 297,112	$ (2,212)	$ 1,074,543	$ 2,237,572	$ (731,347)	$ (731,028)	$ (19,278)	$ (64,038)	$ (25,155)	$ 666,726	$ 1,741,269	$ 26,373,976	$ 28,115,245
International Index*	$ 2,181	$ 1,949	$ 21,434	$ 25,564	$ 49,244	$ 211	$ (2,842)	$ 129,629	$ (99)	$ (84)	$ 176,059	$ 201,623	$ —	$ 201,623
Large Cap Growth	$ 127,777	$ 3,410,801	$13,688,210	$17,226,788	$ 4,092,297	$(1,016,185)	$ (1,380,686)	$19,916,231	$(129,811)	$ (57,630)	$21,424,216	$38,651,004	$ 33,768,379	$ 72,419,383
Large Cap Index	$1,656,361	$ 2,398,965	$15,450,742	$19,506,068	$11,771,754	$(2,753,463)	$ (3,434,671)	$ 807,010	$(206,038)	$(170,240)	$ 6,014,352	$25,520,420	$100,837,918	$126,358,338
Large Cap Value	$ 230,962	$ 307,593	$ (69,919)	$ 468,636	$ 888,150	$ (352,709)	$ (329,705)	$ (411,774)	$ (34,479)	$ (10,134)	$ (250,651)	$ 217,985	$ 13,811,702	$ 14,029,687
Limited Maturity Bond	$ 125,631	$ 35,062	$ 127,498	$ 288,191	$ 681,671	$ (168,150)	$ (281,127)	$ 1,477,990	$ (19,395)	$ (12,712)	$ 1,678,277	$ 1,966,468	$ 4,933,398	$ 6,899,866
Low Volatility Equity	$ 5,693	$ (1,461)	$ (8,412)	$ (4,180)	$ 67,109	$ (17,991)	$ (17,434)	$ (84,890)	$ (487)	$ (1,583)	$ (55,276)	$ (59,456)	$ 546,296	$ 486,840
Mid Cap Growth*	$ —	$ 10,624	$ 119,515	$ 130,139	$ 237,909	$ 1,528	$ (9,477)	$ 364,856	$ (453)	$ (553)	$ 593,810	$ 723,949	$ —	$ 723,949
Mid Cap Index	$ 413,351	$ 924,555	$ 3,735,115	$ 5,073,021	$ 5,282,807	$ (598,975)	$ (1,224,347)	$ (193,791)	$ (56,150)	$ (89,305)	$ 3,120,239	$ 8,193,260	$ 31,437,746	$ 39,631,006
Mid Cap Stock	$ 176,912	$ 912,036	$ 6,084,647	$ 7,173,595	$ 3,232,683	$ (689,741)	$ (1,038,594)	$ (1,702,533)	$ (91,770)	$ (40,016)	$ (329,971)	$ 6,843,624	$ 36,598,879	$ 43,442,503
Mid Cap Value*	$ 265	$ 1,658	$ 4,029	$ 5,952	$ 18,587	$ 227	$ (353)	$ 19,127	$ (25)	$ (25)	$ 37,538	$ 43,490	$ —	$ 43,490
Moderate Allocation	$2,164,002	$ 5,355,603	$ 7,352,493	$14,872,098	$ 9,418,166	$(3,856,768)	$ (4,495,940)	$ 1,427,075	$(272,798)	$(202,145)	$ 2,017,590	$16,889,688	$107,849,307	$124,738,995
Moderately Aggressive Allocation	$4,960,183	$19,132,180	$20,768,749	$44,861,112	$32,162,870	$(7,201,957)	$(10,778,461)	$ (712,144)	$(777,340)	$(641,422)	$12,051,546	$56,912,658	$300,776,539	$357,689,197
Moderately Conservative Allocation	$ 291,747	$ 504,075	$ 545,970	$ 1,341,792	$ 1,044,079	$ (433,483)	$ (567,134)	$ 852,771	$ (37,642)	$ (17,541)	$ 841,050	$ 2,182,842	$ 12,488,261	$ 14,671,103
Money Market	$ 15,736	$ —	$ —	$ 15,736	$ 1,974,766	$ (276,966)	$ (369,190)	$ 344,061	$ (22,602)	$ (24,639)	$ 1,625,430	$ 1,641,166	$ 4,605,230	$ 6,246,396
Small Cap Growth*	$ —	$ (9,527)	$ 23,104	$ 13,577	$ 21,310	$ (36,208)	$ (10,833)	$ 46,179	$ (223)	$ (989)	$ 19,236	$ 32,813	$ 373,548	$ 406,361
Opportunity Income Plus	$ 88,104	$ (54,972)	$ 36,520	$ 69,652	$ 399,503	$ (104,507)	$ (117,867)	$ (84,036)	$ (8,120)	$ (8,944)	$ 76,029	$ 145,681	$ 2,686,866	$ 2,832,547
Partner Emerging Markets Equity	$ 95,237	$ 37,606	$ 1,114,356	$ 1,247,199	$ 673,605	$ (111,825)	$ (150,249)	$ (118,068)	$ (6,903)	$ (12,348)	$ 274,212	$ 1,521,411	$ 4,304,051	$ 5,825,462
Partner Healthcare	$ 33,177	$ 204,892	$ 1,122,521	$ 1,360,590	$ 793,044	$ (156,667)	$ (236,763)	$ 139,157	$ (10,737)	$ (23,302)	$ 504,732	$ 1,865,322	$ 6,949,239	$ 8,814,561
Real Estate Securities	$ 139,091	$ 66,969	$ (610,113)	$ (404,053)	$ 633,576	$ (133,411)	$ (225,803)	$ 49,863	$ (20,313)	$ (10,363)	$ 293,549	$ (110,504)	$ 7,709,539	$ 7,599,035
Small Cap Growth	$ —	$ 7,213	$ 506,731	$ 513,944	$ 204,319	$ (42,893)	$ (45,779)	$ 972,826	$ (1,538)	$ (2,498)	$ 1,084,437	$ 1,598,381	$ 312,887	$ 1,911,268
Small Cap Index	$ 538,579	$ 1,819,697	$ 4,317,872	$ 6,676,148	$ 5,856,337	$ (882,942)	$ (1,667,200)	$ 15,251	$ (94,126)	$ (85,541)	$ 3,141,779	$ 9,817,927	$ 50,250,862	$ 60,068,789
Small Cap Stock	$ 162,164	$ 2,324,413	$ 3,393,108	$ 5,879,685	$ 1,724,083	$ (470,975)	$ (686,805)	$ 129,810	$ (69,094)	$ (13,529)	$ 613,490	$ 6,493,175	$ 24,530,311	$ 31,023,486
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
(1) ORGANIZATION
The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
ESG Index (b)	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index (b)	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth (b)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value (b)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity Portfolio	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Healthcare Portfolio	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities Portfolio	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth Portfolio	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index Portfolio	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31,2020.
(b)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
The COVID-19 pandemic that began in 2020 and the Russian conflict starting in February 2022 and measures taken by various governments to address these have affected economic activity. Thrivent has taken measures to monitor and help mitigate the effects. The impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 and the Russian conflict may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of these events
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the four contract types within the Variable Account:
•	Thrivent Variable Life 2019 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 1.00% for all contract years.
•	Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.
•	Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.
•	Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount.
Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount.
Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account.
Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial.
Thrivent Financial charges a monthly administrative fee for administrative expenses.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law.
Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only.
Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only.
Additionally, during the year ended December 31, 2021, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Aggressive Allocation	6,510,340	1,418,363	(883,104)	7,045,599	1,950,539	(871,060)	8,125,078

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
All Cap	156,498	49,285	(27,806)	177,977	55,214	(24,606)	208,585
Balanced Income Plus	460,903	52,165	(40,571)	472,497	57,315	(49,049)	480,763
Diversified Income Plus	367,573	101,791	(79,173)	390,191	144,284	(66,310)	468,165
ESG Index	—	31,272	(2,323)	28,949	65,965	(10,259)	84,655
Global Stock	1,176,251	188,859	(305,196)	1,059,914	109,317	(119,136)	1,050,095
Government Bond	444,834	171,077	(143,073)	472,838	112,168	(80,843)	504,163
High Yield	220,659	67,490	(40,909)	247,240	84,407	(35,939)	295,708
Income	273,281	189,346	(90,745)	371,882	153,595	(79,173)	446,304
International Allocation	1,951,081	320,602	(266,383)	2,005,300	265,541	(171,778)	2,099,063
International Index	—	17,553	(1,937)	15,616	80,241	(18,418)	77,439
Large Cap Growth	796,746	712,504	(179,487)	1,329,763	506,901	(278,146)	1,558,518
Large Cap Index	2,859,126	864,939	(519,196)	3,204,869	933,281	(436,879)	3,701,271
Large Cap Value	433,629	78,568	(84,640)	427,557	178,411	(65,376)	540,592
Limited Maturity Bond	325,958	349,186	(223,243)	451,901	139,153	(165,170)	425,884
Low Volatility Equity	41,499	10,856	(15,940)	36,415	13,489	(5,998)	43,906
Mid Cap Growth	—	58,825	(10,310)	48,515	103,094	(46,052)	105,557
Mid Cap Index	951,000	213,075	261,042	(271,154)	1,153,963	435,911	(194,805)	1,395,069
Mid Cap Stock	864,954	287,254	(256,487)	895,721	247,580	(114,668)	1,028,633
Mid Cap Value	—	5,200	(1,928)	3,272	91,159	(27,000)	67,431
Moderate Allocation	4,707,817	756,330	(585,445)	4,878,702	876,678	(576,118)	5,179,262
Moderately Aggressive Allocation	12,227,180	2,168,578	(1,381,570)	13,014,188	2,439,636	(1,440,168)	14,013,656
Moderately Conservative Allocation	601,105	143,511	(90,588)	654,028	164,032	(111,538)	706,522
Money Market	4,015,245	9,542,743	(8,113,738)	5,444,250	3,114,138	(4,276,069)	4,282,319
Multidimensional Income	33,138	9,085	(8,156)	34,067	25,034	(3,534)	55,567
Opportunity Income Plus	151,871	57,379	(54,305)	154,945	69,010	(17,265)	206,690
Partner Emerging Markets Equity	267,898	78,449	(59,524)	286,823	86,903	(49,724)	324,002
Partner Healthcare	208,578	59,809	(34,783)	233,604	71,190	(33,776)	271,018
Real Estate Securities	223,139	53,150	(38,194)	238,095	63,293	(33,553)	267,835
Small Cap Growth	26,739	93,322	(14,052)	106,009	137,308	(64,901)	178,416
Small Cap Index	1,167,733	498,953	(288,400)	1,378,286	437,679	(227,699)	1,588,266
Small Cap Stock	649,986	185,967	(148,940)	687,013	136,735	(90,153)	733,595

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2021 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$38,357,716	$ 8,254,861
All Cap	1,319,790	520,578
Balanced Income Plus	1,462,179	1,006,136
Diversified Income Plus	2,461,985	890,011
ESG Index	899,675	60,355
Global Stock	2,730,264	2,214,633
Government Bond	1,867,407	1,107,300
High Yield	1,549,894	442,879
Income	2,579,623	1,009,170
International Allocation	3,202,810	1,353,144
International Index	921,505	46,676
Large Cap Growth	16,864,318	5,813,923
Large Cap Index	18,695,326	6,835,164
Large Cap Value	4,118,526	961,855
Limited Maturity Bond	1,532,961	1,823,733
Low Volatility Equity	175,475	69,491
Mid Cap Growth	1,346,489	428,913
Mid Cap Index	7,230,304	2,037,762
Mid Cap Stock	7,136,713	2,552,228
Mid Cap Value	1,352,208	290,916
Moderate Allocation	19,253,369	8,504,442
Moderately Aggressive Allocation	50,839,441	16,642,177
Moderately Conservative Allocation	3,669,582	2,130,445
Money Market	2,039,041	3,411,446
Multidimensional Income	302,190	26,987
Opportunity Income Plus	1,112,980	188,030
Partner Emerging Markets Equity	1,276,972	616,335
Partner Healthcare	1,855,479	596,948
Real Estate Securities	1,252,736	587,439
Small Cap Growth	2,172,148	783,314
Small Cap Index	7,750,012	3,551,297
Small Cap Stock	3,862,980	2,427,584

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, except as indicated in Note 1, follows:
Subaccount	2021	2020	2019	2018	2017
Aggressive Allocation
Units	8,125,078	7,045,599	6,510,340	6,225,356	5,946,756
Unit value	$14.43-$43.82	$12.01-$36.45	$10.25-$31.12	$18.32-$24.83	$19.58-$26.54
Net assets	$ 274,953,632	$ 212,055,551	$ 172,509,420	$ 133,573,092	$ 137,735,908
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.79%	12.29%	1.30%	0.68%	0.73%
Total return (c)	20.20%	17.14%	2.49 - 25.34%	(6.46)%	21.51%
All Cap
Units	208,585	177,977	156,498	149,383	137,984
Unit value	$15.72-$74.00	$12.67-$59.63	$10.28-$48.41	$17.67-$37.16	$19.61-$41.24
Net assets	$ 9,224,205	$ 6,933,535	$ 5,266,382	$ 3,944,040	$ 4,185,706
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.41%	3.76%	0.62%	0.52%	0.49%
Total return (c)	24.11%	23.17%	2.84 - 30.27%	(9.89)%	20.24%
Balanced Income Plus
Units	480,763	472,497	460,903	431,278	438,529
Unit value	$12.48-$39.86	$11.10-$35.45	$20.51-$32.49	$17.52-$27.74	$18.41-$29.16
Net assets	$ 16,418,270	$ 14,686,509	$ 13,376,036	$ 10,975,453	$ 11,798,812
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.31%	4.37%	2.97%	2.43%	2.33%
Total return (c)	12.44%	9.11%	17.11%	(4.87)%	11.67%
Diversified Income Plus
Units	468,165	390,191	367,573	334,051	304,396
Unit value	$11.62-$34.71	$10.88-$32.48	$10.13-$30.25	$18.28-$26.59	$18.79-$27.33
Net assets	$ 12,052,329	$ 10,087,214	$ 9,209,941	$ 7,432,858	$ 7,160,662
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.97%	11.45%	3.50%	3.07%	3.01%
Total return (c)	6.87%	7.37%	1.29 - 13.73%	(2.69)%	9.34%
ESG Index
Units	84,655	28,949	—	—	—
Unit value	$ 16.93	$ 12.95	—	—	—
Net assets	$ 1,433,569	$ 374,843	—	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	— %	—%	—%
Investment income ratio (b)	0.00%	18.44%	— %	—%	—%
Total return (c)	30.78%	29.48%	— %	—%	—%
Global Stock
Units	1,050,095	1,059,914	1,176,251	1,201,195	1,192,994
Unit value	$14.27-$37.45	$11.82-$31.02	$20.64-$26.93	$16.79-$21.90	$18.31-$23.89
Net assets	$ 34,387,260	$ 29,189,633	$ 28,546,546	$ 23,743,735	$ 25,819,688
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.90%	3.40%	1.44%	1.24%	1.28%
Total return (c)	20.71%	15.21%	22.95%	(8.33)%	21.16%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Government Bond
Units	504,163	472,838	444,834	427,093	382,696
Unit value	$10.54-$27.48	$10.70-$27.90	$15.38-$26.02	$14.53-$24.58	$14.50-$24.54
Net assets	$ 9,524,020	$ 9,221,255	$ 8,300,695	$ 7,600,001	$ 6,948,018
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.33%	4.84%	2.18%	2.42%	2.01%
Total return (c)	(1.52)%	7.22%	5.86%	0.19%	2.96%
High Yield
Units	295,708	247,240	220,659	215,892	204,686
Unit value	$10.91-$42.35	$10.45-$40.57	$22.13-$39.48	$19.36-$34.53	$20.02-$35.71
Net assets	$ 7,922,881	$ 6,835,500	$ 6,194,689	$ 5,349,575	$ 5,325,791
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.59%	23.69%	5.56%	5.81%	5.45%
Total return (c)	4.40%	2.76%	14.34%	(3.31)%	7.47%
Income
Units	446,304	371,882	273,281	240,124	219,402
Unit value	$11.15-$27.32	$11.21-$27.45	$10.03-$24.57	$16.51-$21.63	$16.90-$22.14
Net assets	$ 9,344,833	$ 8,306,893	$ 5,874,010	$ 4,625,839	$ 4,382,321
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.78%	13.08%	3.35%	3.68%	3.32%
Total return (c)	(0.47)%	11.70%	0.31 - 13.60%	(2.32)%	6.28%
International Allocation
Units	2,099,063	2,005,300	1,951,081	1,882,723	1,758,273
Unit value	$12.17-$16.09	$10.63-$14.06	$ 13.52	$ 11.22	$ 13.26
Net assets	$ 33,609,889	$ 28,115,245	$ 26,373,976	$ 21,123,540	$ 23,316,762
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.56%	9.55%	2.30%	2.77%	2.09%
Total return (c)	14.46%	3.99%	20.48%	(15.39)%	23.85%
International Index
Units	77,439	15,616	—	—	—
Unit value	$ 14.31	$ 12.91	—	—	—
Net assets	$ 1,108,507	$ 201,623	—	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	— %	—%	—%
Investment income ratio (b)	0.17%	92.21%	— %	—%	—%
Total return (c)	10.86%	29.12%	— %	—%	—%
Large Cap Growth
Units	1,558,518	1,329,763	796,746	750,693	724,535
Unit value	$18.16-$95.17	$14.77-$77.39	$31.85-$53.99	$23.96-$40.63	$23.38-$39.63
Net assets	$ 91,906,893	$ 72,419,383	$ 33,768,379	$ 24,554,562	$ 23,762,059
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.13%	0.90%	0.01%	0.40%	0.39%
Total return (c)	22.97%	43.34%	32.90%	2.50%	28.93%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Large Cap Index
Units	3,701,271	3,204,869	2,859,126	2,634,176	2,381,615
Unit value	$15.59-$62.69	$12.14-$48.82	$10.28-$41.33	$22.01-$31.51	$23.07-$33.03
Net assets	$ 172,553,845	$ 126,358,338	$ 100,837,918	$ 72,414,300	$ 70,350,598
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.38%	3.33%	1.55%	1.44%	1.32%
Total return (c)	28.41%	18.12%	2.79 - 31.15%	(4.61)%	21.46%
Large Cap Value
Units	540,592	427,557	433,629	419,003	415,710
Unit value	$14.14-$58.61	$10.71-$44.38	$22.96-$42.49	$18.46-$34.16	$20.21-$37.42
Net assets	$ 21,075,047	$ 14,029,687	$ 13,811,702	$ 10,953,427	$ 11,990,180
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.21%	7.43%	1.54%	1.34%	1.37%
Total return (c)	32.05%	4.44%	24.39%	(8.70)%	17.65%
Limited Maturity Bond
Units	425,884	451,901	325,958	325,033	322,137
Unit value	$10.45-$16.91	$10.42-$16.86	$13.62-$16.21	$13.01-$15.48	$12.87-$15.32
Net assets	$ 6,526,777	$ 6,899,866	$ 4,933,398	$ 4,726,764	$ 4,640,419
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.55%	10.28%	2.61%	2.49%	1.98%
Total return (c)	0.27%	4.01%	4.75%	1.03%	2.61%
Low Volatility Equity
Units	43,906	36,415	41,499	20,076	5,550
Unit value	$12.29-$15.96	$10.35-$13.45	$ 13.16	$ 10.69	$ 11.01
Net assets	$ 683,156	$ 486,840	$ 546,296	$ 214,641	$ 61,101
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.53%	36.44%	0.95%	0.01%	4.63%
Total return (c)	18.65%	2.19%	23.13%	(2.90)%	10.11%
Mid Cap Growth
Units	105,557	48,515	—	—	—
Unit value	$ 16.68	$ 14.92	—	—	—
Net assets	$ 1,760,944	$ 723,949	—	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	— %	—%	—%
Investment income ratio (b)	0.00%	0.00%	— %	—%	—%
Total return (c)	11.80%	49.22%	— %	—%	—%
Mid Cap Index
Units	1,395,069	1,153,963	951,000	817,840	663,248
Unit value	$14.42-$70.87	$11.58-$56.93	$10.22-$50.21	$22.50-$39.89	$25.37-$44.96
Net assets	$ 53,718,127	$ 39,631,006	$ 31,437,746	$ 22,067,608	$ 21,026,101
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.95%	8.85%	1.18%	1.01%	0.88%
Total return (c)	24.47%	13.40%	2.16 - 25.86%	(11.29)%	15.98%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Mid Cap Stock
Units	1,028,633	895,721	864,954	821,185	784,474
Unit value	$16.02-$74.86	$12.44-$58.12	$10.22-$47.76	$24.59-$37.86	$27.62-$42.52
Net assets	$ 57,692,603	$ 43,442,503	$ 36,598,879	$ 28,092,831	$ 30,807,243
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.23%	1.46%	0.61%	0.34%	0.35%
Total return (c)	28.81%	21.69%	2.21 - 26.16%	(10.96)%	19.00%
Mid Cap Value
Units	67,431	3,272	—	—	—
Unit value	$ 17.40	$ 13.29	—	—	—
Net assets	$ 1,173,182	$ 43,490	—	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	— %	—%	—%
Investment income ratio (b)	0.62%	0.00%	— %	—%	—%
Total return (c)	30.88%	32.93%	— %	—%	—%
Moderate Allocation
Units	5,179,262	4,878,702	4,707,817	4,735,964	4,627,100
Unit value	$13.00-$32.68	$11.54-$29.00	$10.16-$25.53	$16.82-$21.50	$17.60-$22.50
Net assets	$ 143,725,741	$ 124,738,995	$ 107,849,307	$ 91,627,762	$ 94,286,404
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.50%	13.00%	2.26%	1.74%	1.61%
Total return (c)	12.69%	13.57%	1.58 - 18.75%	(4.44)%	12.95%
Moderately Aggressive Allocation
Units	14,013,656	13,014,188	12,227,180	11,685,771	11,151,029
Unit value	$13.56-$37.59	$11.65-$32.31	$10.19-$28.24	$17.54-$23.13	$18.64-$24.58
Net assets	$ 430,811,263	$ 357,689,197	$ 300,776,539	$ 237,010,919	$ 242,647,476
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.20%	16.87%	1.84%	1.28%	1.21%
Total return (c)	16.35%	14.41%	1.87 - 22.11%	(5.90)%	16.79%
Moderately Conservative Allocation
Units	706,522	654,028	601,105	591,841	636,230
Unit value	$11.96-$26.14	$11.16-$24.38	$18.05-$22.10	$15.67-$19.19	$16.21-$19.84
Net assets	$ 16,559,489	$ 14,671,103	$ 12,488,261	$ 10,703,758	$ 11,925,935
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.77%	14.99%	2.53%	2.03%	1.74%
Total return (c)	7.20%	10.34%	15.18%	(3.30)%	9.51%
Money Market
Units	4,282,319	5,444,250	4,015,245	3,874,133	3,321,076
Unit value	$ 1.00-$1.24	$ 1.00-$1.24	$ 1.06-$1.24	$ 1.04-$1.21	$ 1.03-$1.20
Net assets	$ 4,873,990	$ 6,246,396	$ 4,605,230	$ 4,395,178	$ 3,755,444
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	1.26%	1.80%	1.48%	0.50%
Total return (c)	0.00%	0.29%	1.83%	1.48%	0.50%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Multidimensional Income
Units	55,567	34,067	33,138	32,002	2,632
Unit value	$11.38-$12.62	$10.76-$11.93	$ 11.27	$ 9.79	$ 10.35
Net assets	$ 695,541	$ 406,361	$ 373,548	$ 313,443	$ 27,240
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.73%	0.00%	4.07%	6.67%	4.72%
Total return (c)	5.77%	5.85%	15.09%	(5.37)%	3.50%
Opportunity Income Plus
Units	206,690	154,945	151,871	127,073	116,800
Unit value	$10.71-$20.56	$10.53-$20.19	$16.18-$19.35	$14.91-$17.83	$15.06-$18.01
Net assets	$ 3,717,026	$ 2,832,547	$ 2,686,866	$ 2,096,689	$ 1,932,898
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.00%	19.25%	4.01%	4.12%	3.38%
Total return (c)	1.80%	4.38%	8.53%	(1.01)%	4.62%
Partner Emerging Markets Equity
Units	324,002	286,823	267,898	245,956	190,798
Unit value	$12.83-$19.47	$13.47-$20.43	$ 16.07	$ 13.37	$ 15.71
Net assets	$ 6,140,894	$ 5,825,462	$ 4,304,051	$ 3,288,822	$ 2,997,395
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.16%	24.13%	0.76%	1.26%	0.68%
Total return (c)	(4.73)%	27.19%	20.15%	(14.88)%	27.65%
Partner Healthcare
Units	271,018	233,604	208,578	190,427	180,068
Unit value	$13.72-$44.63	$12.17-$39.58	$10.24-$33.32	$ 26.47	$ 24.44
Net assets	$ 10,735,891	$ 8,814,561	$ 6,949,239	$ 5,041,225	$ 4,401,027
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.29%	5.23%	0.42%	0.90%	0.26%
Total return (c)	12.77%	18.80%	2.42 - 25.85%	8.31%	19.42%
Real Estate Securities
Units	267,835	238,095	223,139	217,319	207,894
Unit value	$13.44-$74.90	$ 9.46-$52.70	$23.21-$55.68	$18.14-$43.52	$19.16-$45.96
Net assets	$ 11,450,373	$ 7,599,035	$ 7,709,539	$ 6,069,202	$ 6,277,108
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.38%	10.52%	2.15%	2.02%	1.62%
Total return (c)	42.11%	(5.35)%	27.94%	(5.30)%	5.96%
Small Cap Growth
Units	178,416	106,009	26,739	7,445	—
Unit value	$17.70-$20.35	$15.82-$18.18	$ 11.70	$ 9.11	—
Net assets	$ 3,476,513	$ 1,911,268	$ 312,887	$ 67,852	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	—%
Total return (c)	11.94%	55.38%	28.41%	(8.87)%	—%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Small Cap Index
Units	1,588,266	1,378,286	1,167,733	1,027,170	876,576
Unit value	$14.35-$87.44	$11.34-$69.12	$10.21-$62.21	$24.94-$50.79	$27.30-$55.60
Net assets	$ 79,164,131	$ 60,068,789	$ 50,250,862	$ 37,951,046	$ 37,699,698
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.82%	2.49%	1.05%	0.95%	0.84%
Total return (c)	26.51%	11.11%	2.07 - 22.49%	(8.66)%	13.13%
Small Cap Stock
Units	733,595	687,013	649,986	643,770	657,235
Unit value	$15.64-$69.35	$12.54-$55.58	$25.61-$45.30	$20.05-$35.46	$22.31-$39.45
Net assets	$ 38,709,839	$ 31,023,486	$ 24,530,311	$ 19,211,502	$ 21,999,152
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.78%	1.70%	0.39%	0.42%	0.35%
Total return (c)	24.77%	22.69%	27.77%	(10.13)%	21.23%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE
Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2019
Aggressive Allocation	1,059,908	$14.43	$15,295,678
All Cap	33,049	$15.72	$ 519,554
Balanced Income Plus	23,406	$12.48	$ 292,117
Diversified Income Plus	63,930	$11.62	$ 743,027
ESG Index	25,838	$16.93	$ 437,551
Global Stock	38,959	$14.27	$ 555,783
Government Bond	23,894	$10.54	$ 251,778
High Yield	42,032	$10.91	$ 458,458
Income	95,144	$11.15	$ 1,061,154
International Allocation	41,448	$12.17	$ 504,331
International Index	51,442	$14.31	$ 736,363
Large Cap Growth	370,761	$18.16	$ 6,734,212
Large Cap Index	592,983	$15.59	$ 9,245,550
Large Cap Value	75,929	$14.14	$ 1,073,587
Limited Maturity Bond	25,005	$10.45	$ 261,299
Low Volatility Equity	4,804	$12.29	$ 59,015
Mid Cap Growth	57,020	$16.68	$ 951,234
Mid Cap Index	320,694	$14.42	$ 4,624,418
Mid Cap Stock	178,345	$16.02	$ 2,857,125
Mid Cap Value	15,288	$17.40	$ 265,986
Moderate Allocation	461,504	$13.00	$ 5,999,931
Moderately Aggressive Allocation	1,254,366	$13.56	$17,008,747
Moderately Conservative Allocation	50,864	$11.96	$ 608,254
Money Market	256,857	$ 1.00	$ 257,847
Multidimensional Income	4,622	$11.38	$ 52,609
Opportunity Income Plus	19,582	$10.71	$ 209,814
Partner Emerging Markets Equity	25,134	$12.83	$ 322,464
Partner Healthcare	44,024	$13.72	$ 604,037
Real Estate Securities	22,207	$13.44	$ 298,433
Small Cap Growth	58,457	$17.70	$ 1,034,944
Small Cap Index	306,785	$14.35	$ 4,401,451
Small Cap Stock	72,465	$15.64	$ 1,133,334
			$78,860,085

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2008
Aggressive Allocation	4,345,821	$32.33	$140,509,035
All Cap	88,428	$35.18	$ 3,111,303
Balanced Income Plus	87,303	$25.17	$ 2,197,093
Diversified Income Plus	204,362	$23.86	$ 4,875,987
ESG Index	40,598	$16.93	$ 687,495
Global Stock	108,414	$28.71	$ 3,112,036
Government Bond	244,660	$16.24	$ 3,974,184
High Yield	113,023	$23.75	$ 2,683,831
Income	137,140	$20.85	$ 2,859,572
International Allocation	581,700	$16.09	$ 9,359,428
International Index	14,278	$14.31	$ 204,383
Large Cap Growth	455,163	$56.13	$ 25,550,014
Large Cap Index	1,584,742	$43.79	$ 69,388,928
Large Cap Value	176,229	$31.66	$ 5,579,762
Limited Maturity Bond	119,725	$14.21	$ 1,701,283
Low Volatility Equity	30,925	$15.96	$ 493,622
Mid Cap Growth	24,648	$16.68	$ 411,191
Mid Cap Index	824,757	$39.98	$ 32,973,395
Mid Cap Stock	329,422	$48.62	$ 16,017,234
Mid Cap Value	31,621	$17.40	$ 550,150
Moderate Allocation	2,310,777	$25.56	$ 59,073,682
Moderately Aggressive Allocation	7,247,106	$28.50	$206,573,345
Moderately Conservative Allocation	248,110	$21.35	$ 5,298,206
Money Market	2,070,410	$ 1.06	$ 2,202,035
Multidimensional Income	41,484	$12.62	$ 523,532
Opportunity Income Plus	93,162	$17.19	$ 1,601,321
Partner Emerging Markets Equity	214,276	$19.47	$ 4,171,564
Partner Healthcare	166,858	$44.63	$ 7,447,692
Real Estate Securities	130,060	$31.22	$ 4,060,591
Small Cap Growth	67,301	$20.35	$ 1,369,792
Small Cap Index	756,735	$42.93	$ 32,489,354
Small Cap Stock	155,490	$39.21	$ 6,096,696
			$657,147,736

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2003
Aggressive Allocation	2,171,777	$43.82	$ 95,156,409
All Cap	63,761	$60.62	$ 3,865,480
Balanced Income Plus	107,163	$32.19	$ 3,449,368
Diversified Income Plus	113,143	$30.25	$ 3,423,174
ESG Index	11,674	$16.93	$ 197,691
Global Stock	315,379	$37.45	$ 11,810,139
Government Bond	140,216	$19.09	$ 2,676,784
High Yield	106,265	$31.28	$ 3,324,234
Income	149,713	$24.50	$ 3,667,239
International Allocation	806,050	$16.09	$ 12,968,501
International Index	10,466	$14.31	$ 149,818
Large Cap Growth	499,363	$74.95	$ 37,424,868
Large Cap Index	366,358	$58.36	$ 21,380,740
Large Cap Value	204,842	$46.49	$ 9,522,344
Limited Maturity Bond	208,207	$16.00	$ 3,330,686
Low Volatility Equity	6,601	$15.96	$ 105,364
Mid Cap Growth	16,349	$16.68	$ 272,736
Mid Cap Index	148,232	$60.28	$ 8,934,898
Mid Cap Stock	269,719	$74.21	$ 20,015,300
Mid Cap Value	13,690	$17.40	$ 238,184
Moderate Allocation	1,793,334	$32.68	$ 58,600,033
Moderately Aggressive Allocation	4,466,050	$37.59	$167,899,381
Moderately Conservative Allocation	316,876	$26.14	$ 8,282,929
Money Market	1,471,172	$ 1.23	$ 1,814,234
Multidimensional Income	6,801	$12.62	$ 85,833
Opportunity Income Plus	67,843	$20.18	$ 1,369,306
Partner Emerging Markets Equity	60,387	$19.47	$ 1,175,630
Partner Healthcare	45,350	$44.63	$ 2,024,172
Real Estate Securities	90,433	$57.60	$ 5,209,197
Small Cap Growth	25,833	$20.35	$ 525,793
Small Cap Index	140,239	$61.74	$ 8,658,679
Small Cap Stock	286,827	$56.84	$ 16,303,839
			$513,862,983

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life – 1997
Aggressive Allocation	547,572	$43.82	$ 23,992,510
All Cap	23,347	$74.00	$ 1,727,868
Balanced Income Plus	262,891	$39.86	$ 10,479,692
Diversified Income Plus	86,730	$34.71	$ 3,010,141
ESG Index	6,545	$16.93	$ 110,832
Global Stock	587,343	$32.19	$ 18,909,302
Government Bond	95,393	$27.48	$ 2,621,274
High Yield	34,388	$42.35	$ 1,456,358
Income	64,307	$27.32	$ 1,756,868
International Allocation	669,865	$16.09	$ 10,777,629
International Index	1,253	$14.31	$ 17,943
Large Cap Growth	233,231	$95.17	$ 22,197,799
Large Cap Index	1,157,188	$62.69	$ 72,538,627
Large Cap Value	83,592	$58.61	$ 4,899,354
Limited Maturity Bond	72,947	$16.91	$ 1,233,509
Low Volatility Equity	1,576	$15.96	$ 25,155
Mid Cap Growth	7,540	$16.68	$ 125,783
Mid Cap Index	101,386	$70.87	$ 7,185,416
Mid Cap Stock	251,147	$74.86	$ 18,802,944
Mid Cap Value	6,832	$17.40	$ 118,862
Moderate Allocation	613,647	$32.68	$ 20,052,095
Moderately Aggressive Allocation	1,046,134	$37.59	$ 39,329,790
Moderately Conservative Allocation	90,672	$26.14	$ 2,370,100
Money Market	483,880	$ 1.24	$ 599,874
Multidimensional Income	2,660	$12.62	$ 33,567
Opportunity Income Plus	26,103	$20.56	$ 536,585
Partner Emerging Markets Equity	24,205	$19.47	$ 471,236
Partner Healthcare	14,786	$44.63	$ 659,990
Real Estate Securities	25,135	$74.90	$ 1,882,152
Small Cap Growth	26,825	$20.35	$ 545,984
Small Cap Index	384,507	$87.44	$ 33,614,647
Small Cap Stock	218,813	$69.35	$ 15,175,970
			$317,259,856
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Partner Growth Stock (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued
The merger was accomplished by tax free exchanges as detailed below:
	Net Assets as of August 31, 2020	Shares as of August 31, 2020
Acquiring Portfolio	$248,893,877	1,035,749
Target Portfolio	$ 13,235,728	377,936
After Acquisition	$262,129,605	1,413,685
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(3,099,354)	$(10,541)	$6,099,850
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$10,588,856	$(12,574)	$9,510,650
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$5,783,582	$22,912	$4,691,965

PART C.    OTHER INFORMATION
Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(c)(ii)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(d)(i)	Form of Contract	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(ii)	Available Contract Riders	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(e)	Application Form -	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(f)	Articles of Incorporation & Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-18	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ii)	Coinsurance Agreement with SCOR Global Life - 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(iii)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(iv)	Coinsurance Agreement with SCOR Global Life - Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(v)	Coinsurance Agreement with SCOR Global Life - 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019

Exhibit	Description	Filed Herewith / Incorporated by reference from
(g)(vi)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(vii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(viii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ix)	Reinsurance Agreement with RGA Reinsurance - 1582-01-0 0	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Powers of Attorney for Board of Directors	Filed herewith
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director

Name and Principal Business Address	Positions and Offices with Depositor
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Jill B. Louis 500 North Akard Street Suite 3300 Dallas, TX 75201-3347	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware

North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose GP I, LLC[4,8]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,9]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,11]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,12]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,13]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,15]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,16]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,18]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,19]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,21]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,22]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,33]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4,45]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5,46]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5,47]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,48]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 49	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,50]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,51]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,52]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,53]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[5,54]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4,55]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5,56]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4,57]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5,58]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7,59]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.
7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
8
Thrivent Financial has a 75.503% ownership interest.
[9]	Thrivent Financial has a 99.311% ownership interest.
[10]	Thrivent Financial has a 99.829% ownership interest.
[11]	Thrivent Financial has a 67.877% ownership interest.
[12]	Thrivent Financial has a 99.831% ownership interest.
[13]	Thrivent Financial has a 67.995% ownership interest.
[14]	Thrivent Financial has a 99.269% ownership interest.
[15]	Thrivent Financial has a 99.815% ownership interest.
[16]	Thrivent Financial has a 66.044% ownership interest.
[17]	Thrivent Financial has a 98.936% ownership interest.
[18]	Thrivent Financial has a 99.828% ownership interest.
[19]	Thrivent Financial has a 64.508% ownership interest.
[20]	Thrivent Financial has a 99.054% ownership interest.
[21]	Thrivent Financial has a 99.820% ownership interest.
[22]	Thrivent Financial has a 30.854% ownership interest.
[23]	Thrivent Financial has a 99.867% ownership interest.
[24]	Thrivent Financial has a 30.691% ownership interest.
[25]	Thrivent Financial has a 98.856% ownership interest.
[26]	Thrivent Financial has a 99.831% ownership interest.
[27]	Thrivent Financial has a 25.000% ownership interest.
[28]	Thrivent Financial has a 98.634% ownership interest.
[29]	Thrivent Financial has a 99.680% ownership interest.
[30]	Thrivent Financial has a 37.000% ownership interest.
[31]	Thrivent Financial has a 98.620% ownership interest.
[32]	Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.
[34]	Thrivent Financial has a 98.296% ownership interest.
[35]	Thrivent Financial has a 99.881% ownership interest.

36
Thrivent Financial has a 17.500% ownership interest.
37
Thrivent Financial has a 98.582% ownership interest.
38
Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 25.000% ownership interest.
40
Thrivent Financial has a 99.112% ownership interest.
41
Thrivent Financial has a 99.919% ownership interest.
42
Thrivent Financial has a 15.000% ownership interest.
43
Thrivent Financial has a 98.593% ownership interest.
44
Thrivent Financial has a 99.933% ownership interest.
45
Thrivent Financial has a 11.500% ownership interest.
46
Thrivent Financial has a 99.188% ownership interest.
[47]	Thrivent Financial has a 99.918% ownership interest.

Thrivent Financial has a 40.000% ownership interest.

Thrivent Financial has a 99.120% ownership interest.

Thrivent Financial has a 23.000% ownership interest.

Thrivent Financial has a 99.683% ownership interest.

Thrivent Financial has a 19.000% ownership interest.

Thrivent Financial has a 99.900% ownership interest.

Thrivent Financial has a 99.893% ownership interest.

Thrivent Financial has a 15.000% ownership interest.

Thrivent Financial has a 99.732% ownership interest.

Thrivent Financial has a 11.500% ownership interest.

Thrivent Financial has a 99.906% ownership interest.

Thrivent Financial has a 49.000% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Carl R. Ghiselli	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Management Services
Not Applicable.
Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-31011, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on this 26th day of April, 2022.
Thrivent Variable Life Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Mary Jane Fortin*	Executive Vice President, Chief Commercial Officer
Bonnie E. Raquet*	Chair of the Board
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2022
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C - Other Information for exhibits not listed below.
Exhibit Number	Name of Exhibit
(k)	Opinion and Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Powers of Attorney for Board of Directors